                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant To Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                        QUEST FOR VALUE FAMILY OF FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              DEBORAH KABACK, ESQ.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

/X/  $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14-a6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
        1Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

QUEST FOR VALUE
FAMILY OF FUNDS                                               September 19, 1995


       Dear Quest for Value Growth and Income Fund, Opportunity Fund and
        Small Capitalization Fund Shareholder:

           Last month we advised you that Quest for Value Advisors, the adviser of your Fund, had entered into an agreement with Oppenheimer Management Corporation ("OMC") for the sale to OMC of mutual fund assets of Quest for Value Advisors. The agreement contemplates that, subject to shareholder approval, OMC will enter into an Investment Advisory
       Agreement with the Fund and that OMC and Quest for Value Advisors will enter into a Subadvisory Agreement so that the Fund's portfolio would continue to be managed by Quest for Value Advisors. Distribution services would be provided by Oppenheimer Funds Distributor, Inc., a subsidiary of OMC.

           A SHAREHOLDER MEETING HAS BEEN SCHEDULED FOR NOVEMBER 3 AND ALL SHAREHOLDERS OF RECORD ON SEPTEMBER 7 ARE BEING ASKED TO VOTE EITHER IN PERSON OR BY PROXY. ENCLOSED YOU WILL FIND SEVERAL ITEMS, INCLUDING A NOTICE OF THE MEETING, A PROXY STATEMENT DETAILING THE PROPOSALS, A BALLOT CARD AND A POSTAGE-PAID RETURN ENVELOPE FOR YOUR CONVENIENCE.

       WHAT IS BEING PROPOSED?


           In June, your Board of Trustees, which represents your interests in the day-to-day management of the Fund, approved the proposed transaction with OMC and the new contracts with the Fund and recommended that Fund shareholders approve the new Investment Advisory Agreement, Subadvisory Agreement and Distribution and Service Plans and Agreements.


       WHY DOES THE BOARD AND QUEST FOR VALUE ADVISORS RECOMMEND THIS CHANGE?


           The Board of Trustees believes that the proposed changes are in the best interest of shareholders. The Fund would benefit from OMC's outstanding distribution and shareholder servicing capabilities while maintaining continuity of portfolio management through Quest for Value Advisors' role as Subadvisor.


           The proposed transaction will allow Quest for Value Advisors to concentrate on what it does best -- portfolio management.

           YOUR VOTE IS VERY IMPORTANT BECAUSE THESE DECISIONS WILL AFFECT YOUR INVESTMENT. SO WE URGE YOU TO CONSIDER THESE ISSUES CAREFULLY, AND TO MAKE YOUR VOTE COUNT.

       HOW DO YOU VOTE?

           No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

           Please contact your financial adviser or call us at 1-800-232-FUND if you have any questions.

           As always,  we appreciate  your  confidence in  the Quest  for  Value
       Funds.

                                         Sincerely

                                                  [LOGO]

                                         Joseph M. La Motta
                                         Chairman of the
                                         Board and President
                                         Quest for Value Family of Funds

137   53
170  171
190  191
 51
168
188

                        QUEST FOR VALUE FAMILY OF FUNDS
                             GROWTH AND INCOME FUND
                                OPPORTUNITY FUND
                           SMALL CAPITALIZATION FUND

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 3, 1995
                            ------------------------

TO THE SHAREHOLDERS:

    Notice is hereby given that a special meeting of shareholders of the Growth and Income Fund, Opportunity Fund and Small Capitalization Fund (each a "Fund" and collectively the "Funds"), series of Quest for Value Family of Funds (the "Trust"), will be held at One World Financial Center, New York, New York 10281 on the 40th floor on November 3, 1995, at 10:00 a.m., Eastern Time, for the following purposes:


    1. To approve a new Investment Advisory Agreement with Oppenheimer Management Corporation;


    2. To approve new Subadvisory Agreements between Oppenheimer Management Corporation and Quest for Value Advisors, the current advisor to the Funds;

    3. To approve new Distribution and Service Plans and Agreements with Oppenheimer Funds Distributor, Inc.;

    4.  To elect Trustees; and

    5. To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    The close of business on September 7, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the Trust office for ten days prior to the meeting date.

                                          BY ORDER OF THE BOARD OF TRUSTEES,

                                          DEBORAH KABACK
                                          SECRETARY

September 19, 1995


                                   IMPORTANT

THE BOARD OF TRUSTEES URGES YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOUR PROMPT RESPONSE WILL ELIMINATE THE NEED FOR ADDITIONAL AND UNNECESSARY MAILINGS. QUEST FOR VALUE ADVISORS HAS RETAINED D. F. KING & CO., INC. TO ASSIST IN THE SOLICITATION OF PROXIES. SHAREHOLDERS WHO HAVE NOT VOTED THEIR PROXIES IN A TIMELY MANNER MAY RECEIVE A TELEPHONE CALL FROM D.F. KING & CO., INC. IN AN EFFORT TO URGE THEM TO VOTE.

                        QUEST FOR VALUE FAMILY OF FUNDS

                             GROWTH AND INCOME FUND
                                OPPORTUNITY FUND
                           SMALL CAPITALIZATION FUND

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 3, 1995
                            ------------------------


    This statement is furnished to the shareholders of the Growth and Income Fund, Opportunity Fund and Small Capitalization Fund (each individually the "Fund" and collectively the "Funds"), series of the Quest for Value Family of Funds (the "Trust"), in connection with the solicitation by management of proxies to be used at a special meeting (the "meeting") of shareholders of the Funds to be held on November 3, 1995, or any adjournment or adjournments thereof. This statement will first be mailed to shareholders on or about September 19, 1995.



    Each of the Funds is a separate series of capital stock of the Trust with three classes of beneficial interest : A, B and C. Shareholders of each Fund will vote separately with respect to approval of Proposals one and two and shareholders of each class of each Fund will vote separately with respect to Proposal three. Shareholders of the Funds will vote together for the election of Trustees. As of September 7, 1995, the record date, there were outstanding 3,376,485 Class A shares, 635,939 Class B shares and 130,583 Class C shares of the Growth and Income Fund, 14,007,448 Class A shares, 7,797,686 Class B shares and 1,728,071 Class C shares of the Opportunity Fund, and 7,044,944 Class A shares, 1,359,747 Class B shares and 483,187 Class C shares of the Small Capitalization Fund. Each shareholder will be entitled to one vote for each share held on the record date.


    If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting as indicated thereon with respect to the Proposals stated therein. In the absence of choices, the shares represented by the proxy will be voted in favor of the Proposals.

    In order that your shares may be represented at the meeting or any adjournment or adjournments thereof, you are requested to: indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy to be received on or before 10:00 a.m. on November 3, 1995.

    The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the meeting. In the event that a quorum (the presence in person or by proxy of the holders of a majority of the Trust's shares entitled to vote) cannot be obtained, an adjournment or adjournments of the meeting may be sought by the Board of Trustees. In the event that a quorum is present at the meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment would require the affirmative vote of the holders of a majority of the shares of the Trust present at the meeting or any adjournment thereof, in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any matter in favor of such an adjournment and will vote those proxies required to be voted AGAINST any matter that comes before the meeting against any such adjournment.

    The proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at One World Financial Center, New York, New York 10281; (ii) attendance at the meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).


    It is anticipated that proxy solicitation will be made principally by mail, although employees of Quest for Value Advisors may, without special compensation, contact shareholders by telephone or wire. Arrangements have been made with brokers and custodians, nominees and fiduciaries to send proxy material to beneficial owners. In addition, Quest for Value Advisors has retained D. F. King & Co., Inc. to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. The expenses of the solicitation and meeting will be shared by Quest for Value Advisors and Oppenheimer Management Corporation.


    To the knowledge of the Funds, the following shareholders held as beneficial or record owners 5% or more of each specified class of shares of the Funds as of the record date:


            NUMBER AND CLASS OF SHARES
              BENEFICIALLY OWNED OR                                                                     PERCENTAGE
                 OWNED OF RECORD                                     NAME AND ADDRESS                    OF CLASS
--------------------------------------------------  --------------------------------------------------  -----------
1,434,790 Class A shares of the Growth and Income   Unified Management Corp Omnibus Account for the         42.49 %
 Fund held of record but not beneficially            Benefit of Clients
                                                     429 N Pennsylvania Street
                                                     Indianapolis, IN 426204

429,983 Class A shares of the Growth and Income     Unified Management Corp. Omnibus Account for the        12.73 %
 Fund held of record but not beneficially            Benefit of Clients
                                                     429 N. Pennsylvania Street
                                                     Indianapolis, IN 42604

12,640 Class C shares of the Growth and Income      State Street Bank and Trust as Custodian for the         9.68 %
 Fund                                                IRA of Robert B. Delano
                                                     Route 3 Box 1955
                                                     Warsaw, VA 22572

            NUMBER AND CLASS OF SHARES
              BENEFICIALLY OWNED OR                                                                     PERCENTAGE
                 OWNED OF RECORD                                     NAME AND ADDRESS                    OF CLASS
--------------------------------------------------  --------------------------------------------------  -----------
10,167 Class C shares of the Growth and Income      Jeff McClusky Associates                                 7.79 %
 Fund                                                401(K) Plan
                                                     719 W. Willow
                                                     Chicago, IL 60614

1,040,582 Class A shares of the Opportunity Fund    CSR America                                              7.43 %
                                                     401(K) Plan
                                                     P.O. Box 24635
                                                     West Palm Beach, FL 33416

427,660 Class A shares of the Small Capitalization  Oppenheimer Group Profit Sharing Plan Indiv A/C          6.07 %
 Fund held of record but not beneficially            401K
                                                     Oppenheimer Tower
                                                     World Financial Center
                                                     New York, NY 10281

393,063 Class A shares of the Small Capitalization  Comtrades                                                5.58 %
 Fund                                                c/o Commerce Bank & Trust
                                                     3035 SW Topeka Blvd
                                                     Topeka, KS 66611-2155


    The officers and Trustees of the Trust, as a group, owned beneficially less than 1% of the shares of any class of the Growth and Income Fund, the Opportunity Fund and the Small Capitalization Fund as of the record date.

SUMMARY OF THE PROPOSED TRANSACTION


    Oppenheimer Capital formed its subsidiary Quest for Value Advisors to offer its institutional investment advisory services to the retail market. Its flagship fund, the Quest for Value Fund, Inc., was established in 1980. Since that time, Quest for Value Advisors has steadily added to its product line through the development of new funds and by acquisitions. Quest for Value Distributors has marketed these products through an expanding network of third party broker dealers and with an emphasis on the retirement market. Although Oppenheimer Capital is proud of the performance of its mutual fund products and the benefits they have brought to shareholders, in the course of a review of its business, it recently concluded that it should concentrate on its core investment management business and not continue in the retail distribution of mutual funds. The retail mutual fund market requires significant assets per fund and in the aggregate for a mutual fund family to cover normal costs, significant capital investment in new products and services, financing for Class B and Class C shares and sales support. Consequently, it has become increasingly difficult for a relatively small mutual fund operation, with assets under $10 billion, to compete.



    After this determination had been made, representatives of Oppenheimer Management Corporation ("OMC") approached Oppenheimer Capital about acquiring certain of its mutual fund assets. Representatives of OMC, Oppenheimer Capital, Quest for Value Distributors and Quest for Value Advisors held meetings beginning in April 1995 and the parties negotiated the terms of an Acquisition Agreement (the "Acquisition Agreement") and related agreements. The Acquisition Agreement was executed by OMC, Oppenheimer Capital, Quest for Value Distributors and Quest for Value Advisors on August 17, 1995. It is proposed that, subject to approval by the shareholders of the Funds and the satisfaction of certain other conditions, OMC become the investment adviser to the Funds and that a subsidiary of OMC, Oppenheimer Funds Distributor, Inc., become the Funds' general distributor and enter into distribution agreements with the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), and that OMC and Quest for Value Advisors enter into Subadvisory Agreements with respect to the Funds, pursuant to which Quest for Value Advisors will continue to provide investment advisory services to the Funds. Accordingly, the portfolios of the Funds will continue to be managed by Quest for Value Advisors, although overall management and distribution and shareholder services will be provided by OMC and its subsidiaries. In this way, although the Funds will become part of the OppenheimerFunds, a much larger mutual fund group, there will be continuity of portfolio management. Oppenheimer Capital and Quest for Value Advisors believe that the proposed transaction with OMC described in this Proxy Statement has the potential for continued benefits for shareholders.



    OMC and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OMC owns all of the outstanding stock of Oppenheimer Funds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc. OMC is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), which is controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"), a mutual life insurance company located at 1295 State Street, Springfield, MA 01111, that also advises pension plans and investment companies. OAC acquired OMC on October 22, 1990. OMC is not related to Oppenheimer Capital nor its affiliate, the brokerage firm Oppenheimer & Co., Inc. As indicated below, the common stock of OAC is owned by (i) certain officers and/ or directors of OMC, (ii) MassMutual and
(iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".


    The common stock of OAC is divided into three classes. At June 30, 1995, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 470,021 shares of Class B voting stock, and (iii) 940,067 shares of Class C non-voting stock. This collectively represented 81.3% of the voting power of OAC as of that date. Certain officers and/or directors of OMC held (i) 654,788 shares of the Class B voting stock, representing 14.9% of the outstanding common stock and 10.2% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 810,771 shares of Class C non-voting stock. That group includes persons who will serve as officers of the Trust if the proposed transaction described in this Proxy Statement is consummated (Ms. Bridget A. Macaskill, Messrs. George C. Bowen, Andrew J. Donohue and Robert C. Doll, Jr) and one of whom (Ms. Bridget A. Macaskill) is a nominee to the Board of Trustees of the Trust. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of OMC). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. During the period commencing November 1, 1994 to date, Ms. Macaskill surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class B OAC options, for cash payments aggregating $1,375,800 (subject to adjustment of the formula price) by OAC or MassMutual to be made as follows: one-third of the amount due
(i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

    The principal executive officers and directors of OMC are as follows: Jon S. Fossel, Chairman of the Board and Director; Bridget A. Macaskill, President, Chief Executive Officer (effective September 30, 1995) and Director; Donald W. Spiro, Chairman Emeritus and Director; Robert G. Galli, Vice Chairman; James C. Swain, Vice Chairman of the Board and Director; Robert C. Doll, O. Leonard Darling and James Ruff, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and Director; Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Robert A. Densen, Loretta McCarthy, Robert Patterson, Nancy
Sperte, Arthur Steinmetz, Ralph Stellmacher, William L. Wilby and Robert G. Zack, Senior Vice Presidents. The business location of all such persons is Two World Trade Center, New York, NY except for Mr. Swain and Mr. Bowen, who are located at OMC's office at 3410 S. Galena Street, Denver, Colorado 80231.


    Shareholders of each Fund are being asked to approve the new Investment Advisory Agreement with OMC and the new Subadvisory Agreement between OMC and Quest for Value Advisors. A favorable shareholder vote on Proposal 1 also will constitute a vote to approve the termination of each Fund's existing Investment Advisory Agreement with Quest for Value Advisors.

THE TERMS OF THE ACQUISITION AGREEMENT


    The Acquisition Agreement contemplates the acquisition by OMC of all of the investment adivsory and other contracts and business relationships and certain assets and liabilities (the "Purchased Assets") of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital (collectively, the "Companies") relating to twelve Quest for Value mutual funds (the "Acquired Funds") and the assumption by OMC of certain liabilities of the Companies with respect to the Acquired Funds (the "Assumed Liabilities") (the foregoing is referred to as the "Acquisition"). OMC is not affiliated with the Companies. The Acquisition Agreement contemplates that six of the Acquired Funds will be reorganized into certain mutual funds currently advised by OMC (the "Reorganized Funds") and the remaining six Acquired Funds (including each Fund) will enter into investment advisory agreements with OMC (or its designee) and OMC (or its designee) will thereupon enter into subadvisory agreements with Quest for Value Advisors for the benefit of each such fund (the "Continuing Funds").



    The purchase price for the Purchased Assets will be calculated pursuant to the formula set forth on Exhibit A hereto. If the Acquisition had been consummated on July 31, 1995, Quest for Value Advisors estimates that the purchase price (which includes the initial purchase payment payable at closing, the amount of certain commissions and a deferred cash payment) would have been approximately $50 million. The actual purchase price may be lower depending upon changes in the net asset value of the Acquired Funds.



    A  condition  to  the  obligation  of OMC  to  close  under  the Acquisition
Agreement (the "Closing") is the approval of the reorganizations of the Reorganized Funds and the approval of the investment advisory agreements and subadvisory agreements with the Continuing Funds by shareholders of the Acquired Funds that have in the aggregate at least 75% of the closing net assets of all Acquired Funds. A condition to the obligation of the Companies to close under the Acquisition Agreement is that the directors or trustees of the Continuing Funds and the Reorganized Funds have adopted a resolution that for a period of three years after the Closing, at least 75% of the members of the board of each such fund will not be interested persons of the investment adviser or subadviser for such fund or interested persons of Quest for Value Advisors, the predecessor investment adviser, as to the Continuing Funds. The Acquisition Agreement sets forth certain other closing conditions.



    The Companies have each agreed pursuant to an Agreement Not To Compete (the "Non Compete Agreement") not to sponsor, manage or distribute any open-end or closed-end management investment company registered under the 1940 Act or any similar law in Canada (except for certain identified investment companies or types of investment companies) and not to sell, underwrite or assist in the distribution of shares of any such funds for a period to end on the earlier of
(i) the third anniversary of the date on which there is no effective subadvisory agreement between OMC and Quest for Value Advisors or (ii) the eighth anniversary of the Closing. OMC and the Companies have agreed to indemnify the other party for certain liabilities.


                             PROPOSALS NO. 1 AND 2
               CONSIDERATION OF NEW INVESTMENT ADVISORY AGREEMENT
                    WITH OPPENHEIMER MANAGEMENT CORPORATION
                         AND NEW SUBADVISORY AGREEMENTS
                   BETWEEN OPPENHEIMER MANAGEMENT CORPORATION
                          AND QUEST FOR VALUE ADVISORS

THE PROPOSED NEW INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

    If approved by the shareholders of the Funds, the new Investment Advisory Agreements (the "New Investment Advisory Agreements") and the New Subadvisory Agreements (the "New Subadvisory Agreements") will become effective at the Closing, which is anticipated to be held promptly after the shareholders' meeting. The following summary of the New Investment Advisory and New Subadvisory Agreements is qualified in its entirety by reference to the form of such agreements which are attached to this proxy statement as Exhibits B and C, respectively.

SERVICES TO BE PERFORMED

    Under the New Investment Advisory Agreement, OMC will act as the investment adviser for the Funds and will supervise the investment program of each Fund. The New Investment Advisory Agreement provides that OMC will provide administrative services for the Funds including the completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders and composition of proxy statements and registration statements required by Federal and state securities laws. OMC will furnish the Funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by OMC under the New Investment Advisory Agreement will be at its own expense except that the Funds will pay OMC for calculating each Fund's daily net asset value for the same fees as are currently paid by the Funds to State Street Bank and Trust Company for such calculations. For the fiscal year ended October 31, 1994, each class of shares of the Funds paid the following fees to State Street Bank and Trust Company for the calculation of daily net asset value: Class A -- $25,000; Class B -- $18,000; and Class C -- $12,000.

    Expenses not assumed by OMC under the New Investment Advisory Agreement or paid by Oppenheimer Funds Distributor, Inc. will be paid by the Funds including interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholders meetings and non-recurring expenses including litigation. The New Investment Advisory Agreement contains no expense limitation. However, independently of the New Investment Advisory Agreement, OMC has undertaken to reimburse the Funds to the extent that the total expenses of any Fund in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) exceeds the most stringent state regulatory limitation application to each Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. The current Investment Advisory Agreement contains a similar expense limitation.


    The New Investment Advisory Agreement provides that OMC may enter into sub advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Funds are not required to pay any additional fees for such services. Each New Subadvisory Agreement provides that Quest for Value Advisors shall regularly provide investment advice with respect to the respective Fund and invest and reinvest cash, securities and the property comprising the assets of the Funds. Under the New Subadvisory Agreements, Quest for Value Advisors agrees not to change the Portfolio Manager of any Fund without the written approval of OMC and to provide assistance in the distribution and marketing of the Funds.


ADVISORY AND SUBADVISORY FEES


    For the services and facilities to be provided by OMC under the New Investment Advisory Agreement each Fund will pay a monthly fee computed as a percentage of the Fund's average daily net assets. The fee applicable to the Growth and Income Fund will be an annual fee, payable monthly, at the rate of
 .85%  of daily  total net  assets, which  is the  same rate  currently in effect pursuant to the Fund's existing advisory contract. With respect to the Small Capitalization and Opportunity Funds, the fees will be 1.00% of the first $400 million of net assets, .90% of the next $400 million of net assets and .85% of net assets over $800 million. The existing advisory fees for the Small
Capitalization  and  Opportunity  Funds  are   1.00%  of  net  assets  with   no
breakpoints. Under each New Subadvisory Agreement, OMC will pay Quest for Value Advisors an annual fee payable monthly, based on the average daily net assets of each Fund, equal to 40% of the investment advisory fee collected by OMC from each Fund based on the total net assets of each Fund as of the effective date of the New Subadvisory Agreement (the "base amount") plus 30% of the investment advisory fee collected by OMC based on the total net assets of each Fund that exceed the base amount. On the record date, the net assets of the Growth and Income Fund, Opportunity Fund and Small Capitalization Fund were $47,259,586, $586,337,096, and $159,176,086, respectively.


LIMITATION OF LIABILITY

    The New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the New Investment Advisory Agreement, OMC will not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the New Investment Advisory Agreement relates. The existing Investment Advisory Agreement contains a similar provision. Each New Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, Quest for Value Advisors shall not be liable to OMC for any act or omission in the course of or connected with rendering services under the New Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

TERMINATION

    The New Investment Advisory Agreement may be terminated by OMC or by a Fund at any time without penalty upon 60 days written notice to the other party. Termination by a Fund must be approved by the vote of a majority of the Trustees or by vote of a majority of the outstanding shares of a Fund. The New Investment Advisory Agreement will terminate in the event of an "assignment," as required by the 1940 Act. The existing Investment Advisory Agreement contains a similar provision except that Quest for Value Advisors may terminate the agreement on 90 days' notice. Each New Subadvisory Agreement contains similar provisions to the New Investment Advisory Agreement with respect to termination in the event of an "assignment" and termination by the Funds.


    In addition, the New Subadvisory Agreement provides that if the agreement is terminated by OMC prior to the tenth anniversary thereof, OMC will be obligated to pay Quest for Value Advisors an amount equal to the subadvisory fee until the tenth anniversary unless the New Investment Advisory Agreement has been terminated or the New Subadvisory Agreement has been terminated upon the occurrence of any of the following events:


        (1) A Fund's performance ranks in the bottom quartile for two consecutive calendar years and earns a Morningstar, Inc. three year rating of less than three stars;

        (2) Quest for Value Advisors is disqualified from serving as an investment adviser to the Funds under Section 9(a) of the 1940 Act;


        (3) Quest for Value Advisors, Quest for Value Distributors, Oppenheimer Capital or persons under their control cause a material violation of the Non Compete Agreement; or



        (4) Quest for Value Advisors breaches a material provision of the New Subadvisory Agreement.


PORTFOLIO TRANSACTIONS AND BROKERAGE


    The New Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Funds' portfolio transactions. OMC and any Subadvisor may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Funds to achieve best execution of portfolio transactions. While OMC need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their Board and the provisions of the New Investment Advisory Agreement. The existing Investment Advisory Agreement contains similar provisions.


    The New Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Funds' portfolio transactions, OMC and any Subadvisor, in the interest of the Funds, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Funds and/or other accounts of OMC or any Subadvisor. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by OMC or any Subadvisor that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or OMC's or any Subadvisor's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by OMC or any Subadvisor for the benefit of the Funds or other of its advisory clients. To show that the determinations were made in good faith, OMC or any Subadvisor must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Funds. The New Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Funds provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable SEC rules. The existing Investment Advisory Agreement contains similar provisions.

    The New Subadvisory Agreements permit Quest for Value Advisors to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Funds. Pursuant to these arrangements, Quest for Value Advisors will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

THE EXISTING INVESTMENT ADVISORY AGREEMENT WITH QUEST FOR VALUE ADVISORS

    Quest for Value Advisors provides investment advisory and management services to each Fund pursuant to an Investment Advisory Agreement dated April 29, 1988, as amended. The existing Investment Advisory Agreement with respect to each Fund was renewed most recently by the Board of Trustees of the Trust, including a majority of the non-interested Trustees, for a period of one year on October 25, 1994. The shareholders of the Opportunity and Small Capitalization Funds approved the existing Investment Advisory Agreement at a meeting held on July 23, 1990 and the shareholders of the Growth and Income Fund approved the Investment Advisory Agreement on July 27, 1992.

    The advisory fees accrued or paid to Quest for Value Advisors with respect to the Funds for the fiscal year ended October 31, 1994 were as follows:
$1,555,477 for the Opportunity Fund; $1,260,578 for the Small Capitalization Fund; and $263,469 for the Growth and Income Fund, of which $142,772 was waived voluntarily by Quest for Value Advisors. The existing Investment Advisory Agreement provides for reimbursement to Quest for Value Advisors for a portion of bookkeeping and accounting services performed for each Fund. For the fiscal year ended October 31, 1994 such fees were as follows: $53,245 for the Opportunity Fund; $67,578 for the Small Capitalization Fund; and $68,117 for the Growth and Income Fund.

    For the fiscal year ended October 31, 1994, Oppenheimer & Co, Inc., an affiliated broker dealer of the Funds, was paid a total of $55,911 in brokerage commissions by the Growth and Income Fund, $94,589 in brokerage commissions by the Opportunity Fund and $143,991 in brokerage commissions by the Small Capitalization Fund, which amounts were 75.2%, 49.8% and 48.0%, respectively, of those Funds' total brokerage commissions during the period.

    The following tables compare current and pro forma fees based on assets and expenses for the six months ended April 30, 1995 and for the fiscal year ended October 31, 1994. The pro forma fees are those estimated to be incurred under the New Investment Advisory Agreement, 12b-1 plans and other agreements if the proposed transaction is consummated.

                                    CURRENT

PERIOD: SIX MONTHS ENDED APRIL 30, 1995
SUMMARY OF FUND EXPENSES


                                                    OPPORTUNITY         SMALL CAPITALIZATION           GROWTH AND INCOME
                                               ----------------------  ----------------------  ---------------------------------
                          CLASS OF SHARES:       A       B       C       A       B       C         A           B           C
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
 Purchase (as a % of offering price).........   5.50%    none    none   5.50%    none    none   4.75%        none        none
Maximum Deferred Sales Load (1)..............    none   5.00%   1.00%    none   5.00%   1.00%    none       5.00%       1.00%
Maximum Sales Load Imposed On Reinvested
 Dividends...................................    none    none    none    none    none    none    none        none        none
Redemption Fee...............................    none    none    none    none    none    none    none        none        none
Exchange Fee.................................   $5.00   $5.00   $5.00   $5.00   $5.00   $5.00   $5.00       $5.00       $5.00
ANNUAL FUND OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fee (2)...........................   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%    .85%        .85%        .85%
12b-1 Fee (including service fees of .25%)...    .50%   1.00%   1.00%    .50%   1.00%   1.00%    .40%       1.00%       1.00%
Other Expenses...............................    .21%    .24%    .26%    .30%    .37%    .35%    .92%        .88%       1.15%
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
TOTAL FUND OPERATING EXPENSES................   1.71%   2.24%   2.26%   1.80%   2.37%   2.35%   2.17%(3)    2.73%(3)    3.00%(3)
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------

------------------------------
(1) Purchases of Class A shares of $1 million or more are not subject to front-end sales charges but a contingent deferred sales charge of 1% is imposed if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase.
(2) The management fee is higher than that paid by most other investment companies.
(3) During the period presented above, Quest for Value Advisors waived a portion of its fee with respect to the Growth and Income Fund. The expenses set forth above have been restated to reflect what expenses would have been if Quest for Value Advisors had not waived a portion of its advisory fee. After such waivers, the ratios of net operating expenses to average net assets for Class A, B and C shares were 1.92%, 2.49% and 2.77%, respectively.


                                   PRO FORMA

SUMMARY OF FUND EXPENSES


                                                    OPPORTUNITY         SMALL CAPITALIZATION           GROWTH AND INCOME
                                               ----------------------  ----------------------  ---------------------------------
                          CLASS OF SHARES:       A       B       C       A       B       C         A           B           C
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
 Purchase (as a % of offering price).........   5.75%    none    none   5.75%    none    none   5.75%        none        none
Maximum Deferred Sales Load (1)..............    none   5.00%   1.00%    none   5.00%   1.00%    none       5.00%       1.00%
Maximum Sales Load Imposed On Reinvested
 Dividends...................................    none    none    none    none    none    none    none        none        none
Redemption Fee...............................    none    none    none    none    none    none    none        none        none
Exchange Fee.................................    none    none    none    none    none    none    none        none        none
ANNUAL FUND OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fee (2)...........................   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%    .85%        .85%        .85%
12b-1 Fee (including service fees of .25%)...    .50%   1.00%   1.00%    .50%   1.00%   1.00%    .40%       1.00%       1.00%
Other Expenses...............................    .21%    .24%    .26%    .30%    .37%    .35%    .92%        .88%       1.15%
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
TOTAL FUND OPERATING EXPENSES................   1.71%   2.24%   2.26%   1.80%   2.37%   2.35%   2.17%       2.73%       3.00%
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------

------------------------------
(1) Purchases of Class A shares of $1 million or more will not be subject to front-end sales charges but a contingent deferred sales charge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.
(2) The management fee is higher than that paid by most other investment companies.

                                    CURRENT

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.


                                                            SMALL          GROWTH AND INCOME
                                    OPPORTUNITY        CAPITALIZATION
                                -------------------  -------------------  -------------------
                                  A      B      C      A      B      C      A      B      C
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
 1 Year.......................  $  71  $  23  $  23  $  72  $  24  $  24  $  68  $  28  $  30
 3 Years......................    106     70     71    109     74     73    112     85     93
 5 Years......................    143    120    121    147    127    126    158    144    158
10 Years......................    246    244    260    255    256    269    286    293    332


    EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.


                                  A      B      C      A      B      C      A      B      C
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
 1 Year.......................  $  71  $  73  $  33  $  72  $  74  $  34  $  68  $  78  $  40
 3 Years......................    106    100     71    109    104     73    112    115     93
 5 Years......................    143    140    121    147    147    126    158    164    158
10 Years......................    246    244    260    255    256    269    286    293    332


                                   PRO FORMA

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.


 1 Year.......................  $  74  $  23  $  23  $  75  $  24  $  24  $  78  $  28  $  30
 3 Years......................    108     70     71    111     74     73    122     85     93
 5 Years......................    145    120    121    149    127    126    167    144    158
10 Years......................    248    232    260    257    244    269    293    280    332


    EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.


 1 Year.......................  $  74  $  73  $  33  $  75  $  74  $  34  $  78  $  78  $  40
 3 Years......................    108    100     71    111    104     73    122    115     93
 5 Years......................    145    140    121    149    147    126    167    164    158
10 Years......................    248    232    260    257    244    269    293    280    332


    THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

    INVESTORS SHOULD BE AWARE THAT OVER TIME, CLASS B AND C SHAREHOLDERS MAY PAY MORE THAN THE EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS RULES OF FAIR PRACTICE.

                                    CURRENT

PERIOD: FISCAL YEAR ENDED OCTOBER 31, 1994
SUMMARY OF FUND EXPENSES


                                                    OPPORTUNITY         SMALL CAPITALIZATION           GROWTH AND INCOME
                                               ----------------------  ----------------------  ---------------------------------
                          CLASS OF SHARES:       A       B       C       A       B       C         A           B           C
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
 Purchase (as a % of offering price).........   5.50%    none    none   5.50%    none    none   4.75%        none        none
Maximum Deferred Sales Load (1)..............    none   5.00%   1.00%    none   5.00%   1.00%    none       5.00%       1.00%
Maximum Sales Load Imposed On Reinvested
 Dividends...................................    none    none    none    none    none    none    none        none        none
Redemption Fee...............................    none    none    none    none    none    none    none        none        none
Exchange Fee.................................   $5.00   $5.00   $5.00   $5.00   $5.00   $5.00   $5.00       $5.00       $5.00
ANNUAL FUND OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fee (2)...........................   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%    .85%        .85%        .85%
12b-1 Fee (including service fees of .25%)...    .50%   1.00%   1.00%    .50%   1.00%   1.00%    .40%       1.00%       1.00%
Other Expenses...............................    .28%    .34%    .35%    .38%    .48%    .59%   1.07%       1.08%       1.25%
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
TOTAL FUND OPERATING EXPENSES................   1.78%   2.34%   2.35%   1.88%   2.48%   2.59%   2.32%(3)    2.93%(3)    3.10%(3)
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------

------------------------------
(1) Purchases of Class A shares of $1 million or more are not subject to front-end sales charges but a contingent deferred sales charge of 1% is imposed if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase.
(2) The management fee is higher than that paid by most other investment companies.
(3) During the period presented above, Quest for Value Advisors voluntarily waived a portion of its fee with respect to the Growth and Income Fund. The expenses set forth above have been restated to reflect what expenses would have been if Quest for Value Advisors had not waived a portion of its advisory fee. After such waivers, the ratio of net operating expenses to average net assets for Class A, B and C shares were 1.86%, 2.47% and 2.62%, respectively.


                                   PRO FORMA

SUMMARY OF FUND EXPENSES


                                                    OPPORTUNITY         SMALL CAPITALIZATION           GROWTH AND INCOME
                                               ----------------------  ----------------------  ---------------------------------
                          CLASS OF SHARES:       A       B       C       A       B       C         A           B           C
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
 Purchase (as a % of offering price).........   5.75%    none    none   5.75%    none    none   5.75%        none        none
Maximum Deferred Sales Load (1)..............    none   5.00%   1.00%    none   5.00%   1.00%    none       5.00%       1.00%
Maximum Sales Load Imposed On Reinvested
 Dividends...................................    none    none    none    none    none    none    none        none        none
Redemption Fee...............................    none    none    none    none    none    none    none        none        none
Exchange Fee.................................    none    none    none    none    none    none    none        none        none
ANNUAL FUND OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fee (2)...........................   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%    .85%        .85%        .85%
12b-1 Fee (including service fees of .25%)...    .50%   1.00%   1.00%    .50%   1.00%   1.00%    .40%       1.00%       1.00%
Other Expenses...............................    .28%    .34%    .35%    .38%    .48%    .59%   1.07%       1.08%       1.25%
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
TOTAL FUND OPERATING EXPENSES................   1.78%   2.34%   2.35%   1.88%   2.48%   2.59%   2.32%       2.93%       3.10%
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------
                                               ------  ------  ------  ------  ------  ------  ---------   ---------   ---------

------------------------------
(1) Purchases of Class A shares of $1 million or more will not be subject to front-end sales charges but a contingent deferred sales charge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.
(2) The management fee is higher than that paid by most other investment companies.

                                    CURRENT

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.


                                  A      B      C      A      B      C      A      B      C
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
 1 Year.......................  $  72  $  24  $  24  $  73  $  25  $  26  $  70  $  30  $  31
 3 Years......................    108     73     73    111     77     81    116     91     96
 5 Years......................    146    125    126    151    132    138    166    154    163
10 Years......................    253    254    269    263    267    292    300    311    341


    EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS.


                                  A      B      C      A      B      C      A      B      C
                                -----  -----  -----  -----  -----  -----  -----  -----  -----
 1 Year.......................  $  72  $  74  $  34  $  73  $  75  $  36  $  70  $  80  $  41
 3 Years......................    108    103     73    111    107     81    116    121     96
 5 Years......................    146    145    126    151    152    138    166    174    163
10 Years......................    253    254    269    263    267    292    300    311    341


                                   PRO FORMA

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.


 1 Year.......................  $  75  $  24  $  24  $  76  $  25  $  26  $  80  $  30  $  31
 3 Years......................    110     73     73    113     77     81    126     91     96
 5 Years......................    148    125    126    153    132    138    174    154    163
10 Years......................    255    241    269    265    253    292    308    298    341


    EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN EACH OF THE FUNDS ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.


 1 Year.......................  $  75  $  74  $  34  $  76  $  75  $  36  $  80  $  80  $  41
 3 Years......................    110    103     73    113    107     81    126    121     96
 5 Years......................    148    145    126    153    152    138    174    174    163
10 Years......................    255    241    269    265    253    292    308    298    341

OTHER MATTERS IN CONNECTION WITH OR SUBSEQUENT TO THE CLOSING

    It is a condition to the Closing that the Funds enter into a transfer agency agreement with Shareholder Services, Inc. ("SSI"), a wholly owned subsidiary of OMC. The fees to be paid to SSI for transfer agency and dividend disbursing services are set at the same schedule as is currently in effect pursuant to the Transfer Agent Agreement between the Funds and State Street Bank and Trust Company. The Board of Trustees of the Funds approved the terms of the proposed transfer agency agreement with SSI at a meeting held on June 22, 1995. It is expected that on or about the time of the Closing, the Funds will elect new officers and will appoint The Bank of New York as custodian. The Funds' current custodian is State Street Bank and Trust Company. The Transfer Agent Agreement and the Custodian Contract are not required to be approved by shareholders of the Funds.

EVALUATION BY THE BOARD OF TRUSTEES


    The Board of Trustees has determined that continuity and efficiency of management services after the Acquisition can best be assured by approving the New Investment Advisory and Subadvisory Agreements on behalf of each Fund. The Board believes that the new Investment Advisory and Subadvisory Agreements will enable each Fund to obtain services of high quality at costs which they deem appropriate and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders.


    In evaluating the New Investment Advisory and Subadvisory Agreements, the Board of Trustees requested and reviewed, with the assistance of independent legal counsel, materials furnished by OMC and Quest for Value Advisors. These materials included financial statements as well as other written information regarding OMC and its personnel, operations, and financial condition. The Board also reviewed the same type of information about Quest for Value Advisors. The Board also retained Management Practice, Inc., an independent consultant, to provide data on comparable advisory fee structures. Consideration was given to comparative information concerning other mutual funds with similar investment objectives including information prepared by Lipper Analytical Services, Inc. Attached to this Proxy Statement as Exhibit D is a list of other funds managed by OMC that have similar investment objectives to those of the Funds, their net assets and the rate of the advisory fees paid to OMC. The Board of Trustees also reviewed and discussed the terms and provisions of the New Investment Advisory and Subadvisory Agreements and compared them to the existing management arrangements as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OMC would obtain from its relationship with the Funds and the economies of scale in costs and expenses to OMC associated with its providing such services.

    The Board of Trustees also considered the terms of the Acquisition Agreement and the possible effects of the Acquisition upon OMC and its ability to provide services to the Funds. In this regard, in May and July 1995, the non-interested Trustees visited OMC's offices in New York to meet with OMC's senior executives and Board members of the OppenheimerFunds and in August 1995 the non-interested Trustees visited Shareholder Services, Inc.'s offices in Denver, Colorado, to assess in person OMC's and its subsidiaries' capabilities and facilities. All the interested Trustees participated in such visits. The Board evaluated such factors as OMC's experience in providing various financial services to investment companies, its experience in the investment company business, its distribution and shareholder servicing capabilities and its reputation, integrity, financial responsibility and stability. The Board also considered the following factors in determining to approve the New Investment Advisory
Agreement: shareholders of the Funds
would be able to exchange their shares after the Closing for a wider variety of portfolios within the OppenheimerFunds family than are currently available to shareholders of the Funds within the Quest family; the annual operating expenses of the Funds on a pro forma basis are no higher than the Funds' expenses for the most recent fiscal year ended October 31, 1994 and six month period ended April 30, 1995 (in the case of the Growth and Income Fund, the pro forma expenses are no higher than what the expenses would have been if Quest for Value Advisors had not voluntarily waived a portion of its advisory fee); Class B shareholders would benefit from the earlier conversion (after six years rather than after eight years) to Class A shares that have a lower asset based sales charge; and breakpoints were established at the request of the Board in the advisory fee to be paid to OMC with respect to the Opportunity and the Small Capitalization Funds so that if assets exceed certain levels, the effective advisory fees will be reduced. The Board of Trustees determined that OMC's assumption of the investment management function for the Funds would in all likelihood offer the Funds continued effective advisory services and capabilities.


    The Board of Trustees was advised by OMC that currently it was not recommending changes in any Fund's investment objectives and policies. The Board also noted the assurances it received from OMC that it is adequately capitalized to enable it to provide high quality investment management services.

    Based upon its review, the Board of Trustees concluded that the terms of the New Investment Advisory and Subadvisory Agreements are reasonable, fair and in the best interests of each relevant Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that retaining OMC to serve as investment adviser and Quest for Value Advisors as Subadvisor to the Funds after the Acquisition is desirable and in the best interests of each Fund and its shareholders.

VOTE REQUIRED

    As provided under the 1940 Act, approval of the New Investment Advisory and Subadvisory Agreements will require the vote of a majority of the outstanding shares of each Fund voting separately with respect to the New Investment Advisory Agreement and its respective New Subadvisory Agreement. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.


    THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, QUEST FOR VALUE ADVISORS OR OPPENHEIMER MANAGEMENT CORPORATION OR THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH OPPENHEIMER MANAGEMENT
CORPORATION AND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE RESPECTIVE NEW SUBADVISORY AGREEMENT BETWEEN OPPENHEIMER MANAGEMENT CORPORATION AND QUEST FOR VALUE ADVISORS.

                                 PROPOSAL NO. 3
                APPROVAL OF NEW DISTRIBUTION PLANS FOR CLASS A,
                           CLASS B AND CLASS C SHARES

    It is proposed that the Funds enter into an Amended and Restated Distribution and Service Plan and Agreement (a "Plan") with Oppenheimer Funds
Distributor, Inc. with respect to each Class of shares (the "New Plans"). The Plan for Class A shares is attached as Exhibit E; the Plan for Class B shares is attached as Exhibit F; and the Plan for Class C shares is attached as Exhibit G to this Proxy Statement. The New Plans were approved on June 22, 1995 by the Trustees, including the non-interested Trustees, subject to the approval by the shareholders. Shareholders of each Class of shares will vote separately on the approval of the Plan with respect to that class. The following is a summary of the terms of the New Plans.


    If the New Plans are approved by shareholders, the Plans will become effective at the Closing and the corresponding current distribution plans ("Current Plans") with Quest for Value Distributors will terminate. The Closing is conditioned upon, among other things, approval of the New Plans by shareholders of the Funds together with approval of similar Plans by shareholders of the other Continuing Funds that have in the aggregate at least 75% of the closing net assets of such Funds.


    The fees payable by each class of shares of the Funds under the New Plans will be at the same rate as is provided in the Current Plans. The fees under each New Plan will consist of a service fee at the annual rate of .25% of the average net assets of the shares and a distribution fee which will be at the annual rate of .25% of the average net assets of Class A shares of the Opportunity and Small Capitalization Funds and at the annual rate of .15% of the average net assets of Class A shares of the Growth and Income Fund and at the annual rate of .75% of the average net assets of Class B and Class C shares of each of the Funds.

    Oppenheimer Funds Distributor, Inc. will be authorized under the New Plans to pay broker dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the Plans will compensate Oppenheimer Funds Distributor, Inc. and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the Plans will compensate Oppenheimer Funds Distributor, Inc. and the Recipients for providing distribution assistance in connection with the sale of Fund shares.


    The New Plans provide that payments may be made by OMC or by Oppenheimer Funds Distributor, Inc. to the Recipients from its own resources or from borrowings. Like the Current Plans, the New Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of each Fund.



    If the New Plans are approved by a separate vote of Class A, Class B and Class C shareholders, each Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Trustees and a majority of the non-interested Trustees who have no direct or indirect individual financial interest in the operation of the New Plans or any agreements related thereto (the "Qualified Trustees"). The New Plans may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a majority of the relevant class of Shares of a Fund. In the event of such termination, the Board including the Qualified Trustees shall determine whether Oppenheimer Funds Distributor, Inc. is entitled to payment by a Fund of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

    The service fee and the distribution fee payable under the New Plans, like the fees payable under the Current Plans, are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Plans are intended to comply with NASD Rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be committed to the discretion of the Qualified Trustees and that the Trustees receive quarterly reports on the payments made under the Plans and the purposes for those payments.

THE CURRENT PLANS


    Each Current Plan was reviewed most recently by the Board of Trustees on October 25, 1994. At that meeting the Trustees evaluated all information deemed reasonably necessary to make an informed determination that, in the exercise of their reasonable business judgment and in view of their fiduciary duties, there was a reasonable likelihood that continuation of each Current Plan would benefit the applicable class of shares of the Funds and their shareholders.



    For the fiscal year ended October 31, 1994, each class of shares accrued or paid the following fees under the Current Plans both in the aggregate and as a percentage of average net assets:


FUND                                                  CLASS A                   CLASS B                  CLASS C
--------------------------------------------  ------------------------  ------------------------  ----------------------
Growth and Income...........................  $   116,449        .40%   $    15,858       1.00%   $   2,983       1.00%
Opportunity.................................  $   683,116        .50%   $   162,157       1.00%   $  27,089       1.00%
Small Capitalization........................  $   576,382        .50%   $    94,008       1.00%   $  13,806       1.00%

    For the fiscal year ended October 31, 1994, Quest for Value Distributors paid the following amounts in distribution and service fees to Oppenheimer & Co., Inc., an affiliated broker-dealer, with respect to the Funds:

                                                                                 DISTRIBUTION AND SERVICE FEES
                                                                                   PAID TO OPPENHEIMER & CO,
FUND                                                                                         INC.
-------------------------------------------------------------------------------  -----------------------------
Growth and Income..............................................................           $    10,684
Opportunity....................................................................           $   180,536
Small Capitalization...........................................................           $   186,468

CURRENT AND PROPOSED SALES ARRANGEMENTS

    Class A shares of the Funds are sold with an initial sales load except that purchases of Class A shares in the amount of $1 million or more are sold without an initial sales load but are subject to a contingent deferred sales charge ("CDSC") of 1% if the shares are redeemed within the first twelve months after the end of the calendar month of their purchase. Class B shares of the Funds are sold without an initial sales load but are subject to a maximum CDSC of 5.00% if redeemed within one year after the end of the calendar month of the purchase. The CDSC declines to 0 after the shares have been held for 6 years. Class C shares are sold without an initial sales load but are subject to a CDSC of 1% if the shares are redeemed within one year after the end of the calendar month in which they were purchased. Class B shares automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the shares were purchased. Class A shares of the Funds may be exchanged for Class A shares of any other Quest Fund, Class B shares of the Funds may be exchanged for Class B shares of any other Quest Fund and Class C shares may be exchanged for Class C shares of any other Quest Fund.

    After the Closing, the CDSC applicable to Class B and Class C shares of the Funds will remain the same. The maximum initial sales load applicable to purchases of less than $25,000 of Class A shares will be 5.75% (rather than 5.50% for the Opportunity and Small Capitalization Funds and 4.75% for the Growth and Income Fund) and purchases of Class A shares in the amount of $1 million or more will not be charged an initial sales load but will be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 18 months (rather than 12 months) after the month of their purchase.



    In addition, Class B shares will convert to Class A shares automatically after 6 years. After the Closing, Class A shares of the Funds may be exchanged for Class A shares of any Oppenheimer Fund, Class B shares of the Funds may be exchanged for Class B shares of any Oppenheimer Fund and Class C shares of the Funds may be exchanged for Class C shares of any Oppenheimer Fund. Any shareholders of the Funds who are entitled to purchase Class A shares at net asset value in accordance with the provisions of each Fund's prospectus will have the right, after the Closing, to purchase any Class A shares of the Continuing Funds at net asset value and will have the right to purchase any Class A shares of other OppenheimerFunds at net asset value as soon as the prospectus for each OppenheimerFund is updated to include such purchase provisions.


EVALUATION BY THE BOARD OF TRUSTEES

    The Trustees, including the Qualified Trustees, believe the adoption of a distribution plan under Rule 12b-1 is essential to and a part of the purpose of each class of Shares of each Fund in selling its Shares to those persons who wish to avail themselves of the services of a broker-dealer. In addition, the Trustees believe past experience with the Current Plans has shown that maintaining a plan under Rule 12b-1 has been in the best interests of each Fund and its shareholders. In their deliberations, the Trustees considered many pertinent factors such as the levels of fees prescribed by the Current Plans and the New Plans. The Board also considered the potential benefit to each Fund of the proposed method of distribution through Oppenheimer Funds Distributor, Inc.; the potential conflicts of interest inherent in the use of Fund assets to pay for distribution expenses; the relationship of the fees under the New Plans to the overall cost structure of each Fund; and the potential benefits to existing shareholders of continued asset growth, including the potential to benefit from economies of scale.

VOTE REQUIRED

    Approval of each New Plan for each class of Shares of any Fund will require the vote of a "majority of the outstanding voting securities" of that class of Shares of the Fund, as defined in the next to last paragraph of Proposal 1 and 2 of this Proxy Statement.

    THE TRUSTEES, INCLUDING THE QUALIFIED TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE NEW CLASS A PLAN, THE NEW CLASS B PLAN AND THE NEW CLASS C PLAN BE APPROVED BY SHAREHOLDERS OF EACH RESPECTIVE CLASS OF EACH FUND.

                                 PROPOSAL NO. 4
                              ELECTION OF TRUSTEES

    If Proposals 1,2 and 3 are approved, proxies not indicating a contrary intention will be voted in favor of the election of the five persons named below as Trustees, to hold office for an indefinite period and until their successors are elected and qualified.

    OMC, Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital have agreed to comply and use all reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of trustees or directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transactions occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transactions whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed transaction. The composition of the Board of Trustees of the Trust is presently in compliance with the 75% requirement and will continue to be so if all the nominees named in Proposal 4 are elected.

    The Board is recommending the election of four Trustees who are currently Trustees of the Trust and are not "interested persons" of OMC, Quest for Value Advisors, Quest for Value Distributors or Oppenheimer Capital and one Trustee, Bridget A. Macaskill, who is an "interested person" of OMC but not of Quest for Value Advisors. Joseph M. La Motta, who is currently the Chairman of the Board of the Trust, is not standing for re-election and, upon the Closing, will resign.

    Each nominee has consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the election of such other person or persons as the Board of Trustees of the Trust shall recommend. The Board of Trustees has no reason to believe that any person nominated will be unable or unwilling to serve if elected to office.

    The following table shows the nominees who are standing for election and their principal occupation which, unless specific dates are shown, are of more than five years duration, although the titles held may not have been the same throughout. The table also shows how long the nominee has served on the Board of Trustees of the Trust; if no date is shown, the nominee is standing for election for the first time at this Meeting.

                                          TRUSTEE
NAME, AGE AND ADDRESS                      SINCE                    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------  -----------  -----------------------------------------------------------------------
Paul Y. Clinton ......................        1987   Director, External Affairs, Kravco Corporation, a national real estate
 Age: 64                                              owner and property management corporation; formerly President of Essex
 946 Morris Avenue                                    Management Corporation, a management consulting company; Trustee of
 Bryn Mawr, PA 19010                                  Capital Cash Management Trust, Prime Cash Fund and Short Term Asset
                                                      Reserves, each of which is a money-market fund; Director of Quest for
                                                      Value Fund, Inc., Quest for Value Global Equity Fund, Inc., Quest for
                                                      Value Global Funds, Inc. and Quest Cash Reserves, Inc., Trustee of
                                                      Quest for Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth
                                                      Fund, a venture capital partnership; formerly a general partner of
                                                      Essex Limited Partnership, an investment partnership; formerly
                                                      President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company;
                                                      formerly Vice President of W.R. Grace & Co.
Thomas W. Courtney, C.F.A. ...........        1987   Principal of Courtney Associates, Inc., a venture capital firm; former
 Age: 61                                              General Partner of Trivest Venture Fund, a private venture capital
 P.O. Box 580                                         fund; former President of Investment Counseling Federated Investors,
 Sewickley, PA 15143                                  Inc.; Trustee of Cash Assets Trust, a money market fund; Director of
                                                      Quest Cash Reserves, Inc., Quest for Value Fund, Inc., Quest for Value
                                                      Global Equity Fund, Inc. and Quest for Value Global Funds, Inc.,
                                                      Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company
                                                      Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax
                                                      Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts
                                                      Federation.

                                          TRUSTEE
NAME, AGE AND ADDRESS                      SINCE                    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------  -----------  -----------------------------------------------------------------------
Lacy B. Herrmann .....................        1987   President and Chairman of the Board of Aquila Management Corporation
 Age: 66                                              (since 1984) and of Incap Management Corporation (since 1982), the
 380 Madison Avenue                                   sponsoring organizations and Administrator and/or Sub-Advisor to the
 Suite 2300                                           following open-end investment companies, and Chairman of the Board of
 New York, NY 10017                                   Trustees and President of each: Churchill Cash Reserves Trust (since
                                                      1985), Short Term Asset Reserves (since 1984), Cash Assets Trust
                                                      (since 1984), U.S. Treasuries Cash Assets Trust (since 1988), Tax-Free
                                                      Cash Assets Trust (since 1988), Prime Cash Fund (since 1982), Oxford
                                                      Cash Management Fund (1982-1988) and Trinity Liquid Assets Trust
                                                      (1982-1985), each of which is a money market fund, and of Churchill
                                                      Tax-Free Fund of Kentucky (since 1986), Tax-Free Fund of Colorado
                                                      (since 1986), Tax-Free Trust of Oregon (since 1985), Tax-Free Fund of
                                                      Arizona (since 1985), and Hawaiian Tax-Free Trust (since 1984), each of which is a tax-free municipal bond fund; Vice President, Director,
                                                      Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since
                                                      1981), distributor of most of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT") a
                                                      money market fund (since 1981) and an Officer and Trustee/Director of its predecessors (since 1974); President and Director of STCM
                                                      Management Company, Inc., sponsor and Sub-Advisor to CCMT; General
                                                      Partner of Tamarack Associates (1966-1984), a private investment partnership and Chairman of the Board and President of various of its subsidiaries through 1986. Director of Quest Cash Reserves, Inc.,
                                                      Quest for Value Fund, Inc., Quest for Value Global Equity Fund, Inc.
                                                      and Quest for Value Global Funds, Inc., Trustee of Quest for Value
                                                      Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company.
George Loft ..........................        1987   Private Investor; Director of Quest Cash Reserves, Inc., Quest for
 Age: 80                                              Value Fund, Inc., Quest for Value Global Equity Fund, Inc. and Quest
 51 Herrick Road                                      for Value Global Funds, Inc., Trustee of Quest for Value Accumulation
 Sharon, CT 06069                                     Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of Quest for Value Dual Purpose
                                                      Fund, Inc., a closed-end investment company.

                                          TRUSTEE
NAME, AGE AND ADDRESS                      SINCE                    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------  -----------  -----------------------------------------------------------------------
Bridget A. Macaskill .................               Chief Executive Officer of Oppenheimer Management Corporation effective
 Age: 47                                              September 30, 1995 and President and Chief Operating Officer of
 Two World Trade Center                               Oppenheimer Management Corporation since 1991; prior thereto, Chief
 New York, NY 10048                                   Operating Officer of OMC from 1989 to 1991 and Executive Vice
                                                      President of OMC from 1987-1989. Vice President, Director of
                                                      Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership
                                                      Holdings, Inc., Chairman and a Director of Shareholder Services, Inc.,
                                                      Director of Main Street Advisers, Inc., Director of Harbourview Asset
                                                      Management Corporation, all of which are subsidiaries of OMC.


    If all five nominees are elected, four of the five Trustees (over 75%) will not be "interested persons" of OMC, Quest for Value Advisors, Quest for Value Distributors or Oppenheimer Capital or any of their affiliates.


    As of August 15, 1995, each nominee for Trustee and the current officers and Trustees of the Trust as a group held shares of each specified class of the Funds as set forth below:


                                                                                                       NUMBER OF SHARES AS TO
                                   NUMBER OF SHARES AS    NUMBER OF SHARES AS    NUMBER OF SHARES AS     WHICH OWNERS HAVE
                                  TO WHICH OWNERS HAVE   TO WHICH OWNERS HAVE   TO WHICH OWNERS HAVE     SHARED INVESTMENT
NAME                                SOLE VOTING POWER     SHARED VOTING POWER   SOLE INVESTMENT POWER          POWER
--------------------------------  ---------------------  ---------------------  ---------------------  ----------------------
Paul Y. Clinton.................            0               634 Opportunity               0               634 Opportunity
                                                                Class A                                       Class A
                                                             801 Small Cap                                 801 Small Cap
                                                                Class A                                       Class A
Thomas W. Courtney..............            0                      0                      0                      0
Lacy B. Herrmann................    1,765 Opportunity              0              1,765 Opportunity              0
                                         Class A                                       Class A
George Loft.....................            0             287 Growth & Income             0             287 Growth & Income
                                                                Class A                                       Class A
                                                           1,503 Opportunity                             1,503 Opportunity
                                                                Class A                                       Class A
                                                            1,048 Small Cap                               1,048 Small Cap
                                                                Class A                                       Class A
Bridget A. Macaskill............            0                      0                      0                      0
All current officers and
 trustees as a group............    3,382 Opportunity     287 Growth & Income      15,082 Growth &      287 Growth & Income
                                         Class A                Class A                Income                 Class A
                                     2,213 Small Cap        1,849 Small Cap            Class A           2,137 Opportunity
                                         Class A                Class A          28,010 Opportunity           Class A
                                     12,798 Growth &       2,137 Opportunity           Class A            1,849 Small Cap
                                         Income                 Class A           28,425 Small Cap            Class A
                                         Class A                                       Class A

    During the last fiscal year of the Funds the Board of Trustees held four regular quarterly meetings and one special meeting. The Board of Trustees' audit committee, which consists of all Trustees who are not

"interested persons," held two meetings during the Trust's last fiscal year. That committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Funds. The Board has neither a standing nominating committee nor a standing compensation committee. Each Trustee attended at least 75% of the meetings of the Board of Trustees and the meetings held by the committee of the Board on which such Trustee served during the last fiscal year.

REMUNERATION OF TRUSTEES

    Mr. La Motta and the officers of the Trust receive no salary from the Funds. The following table sets forth the aggregate compensation received from the Funds and Quest for Value Advisors' Fund Complex by the Trust's non-interested trustees during the fiscal year ended October 31, 1994.

                                                                          AGGREGATE      PENSION OR
                                            AGGREGATE      AGGREGATE    COMPENSATION     RETIREMENT      ESTIMATED       TOTAL
                                          COMPENSATION   COMPENSATION     FROM THE        BENEFITS        ANNUAL     COMPENSATION
                                            FROM THE       FROM THE         SMALL      ACCRUED AS PART   BENEFITS     FROM FUNDS
                                           GROWTH AND     OPPORTUNITY   CAPITALIZATION     OF FUND         UPON        AND FUND
NAME OF PERSON                             INCOME FUND       FUND           FUND          EXPENSES      RETIREMENT      COMPLEX
----------------------------------------  -------------  -------------  -------------  ---------------  -----------  -------------
Paul Y. Clinton.........................    $   2,100      $   4,200      $   4,200            None           None    $    68,100
Thomas W. Courtney......................        2,100          4.200          4,200            None           None         66,600
Lacy B. Herrmann........................        2,100          4,200          4,200            None           None         67,350
George Loft.............................        2,100          4,200          4,200            None           None         74,800

    Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in Quest for Value Advisors' Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Complex. During such periods the non-interested Trustees received fees from three investment companies for which they no longer serve as directors and which are no longer part of the Complex but for which Quest for Value Advisors currently serves as subadviser. In addition, during such periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Complex for which they received no fees and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment companies in the Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company. Under the fee schedule in effect for the Complex, until a portfolio has net assets of $25 million, no Trustees fees are paid by that portfolio. When a portfolio has net assets of at least $25 million but not more than $50 million, the Trustees, other than Mr. La Motta, are paid an annual fee of $1,750 plus $250 for each Trustees meeting attended and $100 for each committee meeting attended. When a portfolio has net assets in excess of $50 million, the Trustees, other than Mr. La Motta, are paid an annual fee of $3,500 plus $500 for each Trustees meeting attended and $100 for each committee meeting attended. These fees are reduced when more than five funds managed by Quest for Value Advisors have net assets in excess of $50 million.

    The following table sets forth information about the current officers of the Trust who are not Trustees.

NAME AND AGE                      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              TITLE WITH THE TRUST
----------------------------  ---------------------------------------------------  ------------------------------------
Bernard H. Garil ...........  President since 1994 and Chief Operating Officer     Vice President since 1991
 Age: 55                       since 1990 of Quest for Value Advisors; Executive
                               Vice President of Quest for Value Advisors from
                               1990-1994.

NAME AND AGE                      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              TITLE WITH THE TRUST
----------------------------  ---------------------------------------------------  ------------------------------------
Robert J. Bluestone ........  Managing Director since 1992 and Senior Vice         Vice President since 1987
 Age: 49                       President from 1986 to 1992 of Oppenheimer
                               Capital.
Richard Glasebrook .........  Managing Director since 1994 and Senior Vice         Vice President and Portfolio Manager
 Age: 47                       President from 1991 to 1994 of Oppenheimer           since 1991
                               Capital; prior thereto, Partner and Portfolio
                               Manager of Delafield Asset Management.
Colin Glinsman .............  Senior Vice President since 1995, Vice President     Vice President and Portfolio Manager
 Age: 37                       from 1991 to 1995 and Assistant Vice President       since 1993
                               from 1989 to 1991 of Oppenheimer Capital.
Louis Goldstein ............  Vice President of Oppenheimer Capital since 1991;    Vice President and Portfolio Manager
 Age: 35                       prior thereto, security analyst with David J.        since January 1995
                               Greene & Co.
Matthew Greenwald ..........  Vice President since 1992 and Assistant Vice         Vice President and Portfolio Manager
 Age: 41                       President from 1989 to 1992 of Oppenheimer           since 1993
                               Capital.
Vikki Hanges ...............  Vice President since 1991 and Assistant Vice         Vice President and Portfolio Manager
 Age: 35                       President and fixed income Portfolio Manager of      since 1993
                               Oppenheimer Capital from 1987 to 1991.
Jenny B. Jones .............  Senior Vice President since 1994, Vice President     Vice President and Portfolio Manager
 Age: 37                       from 1991 to 1994 and Assistant Vice President       since 1990
                               from 1990 to 1991 of Oppenheimer Capital.
George B. Tilghman .........  Vice President since 1991 and Assistant Vice         Vice President and Portfolio Manager
 Age: 36                       President from 1989 to 1991 of Oppenheimer           since 1993
                               Capital.
Jeffrey Whittington ........  Senior Vice President of Oppenheimer Capital since   Vice President and Portfolio Manager
 Age: 38                       1994 and from 1987 to 1991. From 1991 to 1994 he     since 1994
                               was a portfolio manager with Oppenheimer & Co. and
                               then with Neuberger Berman
Sheldon M. Siegel ..........  Managing Director of Oppenheimer Capital             Treasurer since 1987
 Age: 53
Deborah Kaback .............  Senior Vice President since 1993 and Vice President  Secretary since 1992
 Age: 44                       from 1989 to 1993 of Oppenheimer Capital

NAME AND AGE                      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              TITLE WITH THE TRUST
----------------------------  ---------------------------------------------------  ------------------------------------
Leslie Klein ...............  Vice President of Oppenheimer Capital                Assistant Treasurer since 1987
 Age: 43
Thomas E. Duggan ...........  Managing Director and General Counsel of             Assistant Secretary since 1992
 Age: 51                       Oppenheimer Capital
Maria Camacho ..............  Assistant Vice President since 1994 and blue sky     Assistant Secretary since 1995
 Age: 40                       administrator of Oppenheimer Capital


    Upon the Closing, it is anticipated that the foregoing officers of the Trust will resign and that OMC will propose to the Trustees that Bridget A. Macaskill be elected Chairman of the Board and President, that George Bowen be elected Treasurer, that Robert Doll be elected Vice President and that Andrew J. Donohue be elected Secretary. Information about Ms. Macaskill, who is a nominee for Trustee, is provided in the table on nominees. The address of all such proposed officers is Oppenheimer Management Corporation, 2 World Trade Center, NY, NY except for Mr. Bowen, whose address is Oppenheimer Management Corporation, 3410
S. Galena Street, Denver, Colorado 80231. The following table provides information about the other proposed officers:


NAME AND AGE                                                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------  ---------------------------------------------------------------------
George C. Bowen ................................  Senior Vice President and Treasurer of OMC; Vice President and
 Age: 59                                           Treasurer of Oppenheimer Funds Distributor, Inc., and Harbour View
                                                   Asset Management Corporation; President, Treasurer and Director of
                                                   Centennial Capital Corporation; Senior Vice President, Treasurer and
                                                   Secretary of Shareholder Services, Inc.; Vice President, Treasurer
                                                   and Secretary of Shareholder Financial Services, Inc. and an officer of various Oppenheimer Funds.
Robert T. Doll .................................  Executive Vice President and Director of Equity Investments of OMC;
 Age: 41                                           officer of various Oppenheimer Funds.
Andrew J. Donohue ..............................  Executive Vice President and General Counsel of OMC and Oppenheimer
 Age: 45                                           Funds Distributor, Inc.; officer of various Oppenheimer Funds.

VOTE REQUIRED

    A plurality of all the votes cast at the meeting, if a quorum is present at the meeting, is sufficient to elect the nominees. If Proposals 1, 2 and 3 are not approved by the shareholders, no election of Trustees will be held and the slate of officers first named above will continue in office.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES

                               OTHER INFORMATION

THE CURRENT ADVISOR

    Quest for Value Advisors and Oppenheimer Capital are located at One World Financial Center, New York, New York, and all executive officers of the Advisor have business addresses at that location.


    The Advisor is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp. holds a 1% interest. Oppenheimer Capital is a general partnership of which Oppenheimer Financial Corp., a holding company, holds a 33.0% interest and Oppenheimer Capital, L.P., a limited partnership of which Oppenheimer Financial Corp. is the sole general partner, holds a 67.0% interest. Oppenheimer Capital L.P. acquired a 32.3% interest in Oppenheimer Capital on July 9, 1987 for $99,032,000 in connection with a public offering of units of limited partnership interest in Oppenheimer Capital. L.P. (see Registration Statement No. 33-14364 and Amendments). Additional interests were acquired subsequently as a result of the issuance of units pursuant to the Restricted Unit and Restricted Option Plans. An additional interest of 33.6% in Oppenheimer Capital was acquired by Oppenheimer Capital, L.P. on April 23 and May 1, 1991 in connection with a public offering of 6.6 million units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-39345 and Amendments). All such units were sold by Oppenheimer Financial Corp., which is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P., an investment limited partnership, controls Oppenheimer Group, Inc. and is the ultimate parent of Oppenheimer & Co., Inc. Mr. La Motta is Chairman of the Advisor and President of Oppenheimer Capital, Executive Vice President of Oppenheimer & Co., Inc., and Director and Executive Vice President of Oppenheimer Financial Corp., Oppenheimer Group, Inc., and Oppenheimer Holdings, Inc.


    Mr. La Motta and Mr. Siegel both hold general partnership and limited partnership interests in Oppenheimer & Co., L.P.; Mr. Bluestone, Mr. Duggan and Mr. Garil hold limited partnership interests in Oppenheimer & Co., L.P.

              RECEIPT OF SHAREHOLDER PROPOSALS, QUORUM AND VOTING

    Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for at least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Funds of any such proposal. Under these rules, proposals submitted for inclusion in the Trust's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Trust not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

    The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

    Shareholders should be aware that under the law of the state in which the Trust is established, Massachusetts, business trusts need hold no annual meetings of shareholders as long as there is no particular requirement under the Investment Company Act of 1940 which must be met by convening such a shareholders' meeting. As it is the intention of the Board of Trustees not to hold annual shareholder meetings in the future unless required to do so under that Act, there can be no assurance that shareholder proposals validly submitted to the Trust will be acted upon at a regularly scheduled annual shareholders' meeting.

    Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval including "broker non-votes") will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has the same legal effect as a vote against the proposal. "Broker non votes" have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.


                              INDEPENDENT AUDITORS



    Price   Waterhouse  LLP  are  the  independent  auditors  of  the  Funds.  A representative of the firm is expected to be present at the meeting with the opportunity to make a statement and to respond to appropriate questions.


                            MAILING OF ANNUAL REPORT


    The Funds will furnish, without charge, a copy of their Annual Report for the year ended October 31, 1994 and their Semi-Annual Report for the six month period ended April 30, 1995 to a shareholder upon request. Such request should be made to Bernard H. Garil, Quest for Value Advisors, One World Financial Center, New York, NY 10281, or by calling 1-800-232-3863. The report will be sent by first class mail within three business days of the request.


                                 OTHER BUSINESS

    The management knows of no business other than the matters specified above which will be presented at the meeting. Inasmuch as matters not known at the time of the solicitation may come before the meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees

                                          DEBORAH KABACK
                                          SECRETARY

                                   EXHIBIT A


    The aggregate purchase price for the Purchased Assets will be an amount equal to the sum of (i) the Initial Purchase Payment (as hereinafter defined) payable in cash at the Closing, (ii) the aggregate amount of all unamortized prepaid commissions as of the business day immediately preceding the Acquisition Closing which relate to the Acquired Funds (excluding those with respect to Citibank, N.A.) payable in cash at the Closing, (iii) the amount payable by OMC in respect of the right, title and interest of Citibank, N.A. to certain commissions and (iv) the Deferred Purchase Payment (as hereinafter defined).


    The "Initial Purchase Payment" shall be an amount equal to the sum of (x) 225% of the Annualized Fee Amount (as hereinafter defined) of each Reorganized Fund and (y) 270% of the Annualized Fee Amount of each Continuing Fund (excluding the Quest for Value Officers Fund). The "Annualized Fee Amount" of an Acquired Fund shall equal the product of (i) such Acquired Fund's Closing Net Assets (as hereinafter defined) and (ii) the annual advisory fee payable to Quest for Value Advisors by such Acquired Fund at the rate indicated in the most recent prospectus for such Acquired Fund at the Closing (plus any applicable annual administrative fee). "Closing Net Assets" for an Acquired Fund shall mean the aggregate net asset value of such Acquired Fund as of the close of business on the last business date preceding the Closing.

    The "Deferred Purchase Payment" shall be an amount equal to the aggregate amounts determined for all Reorganized Funds pursuant to the following formula: the Closing Payment (as hereinafter defined) times the Applicable Percentage (as hereinafter defined). The "Closing Payment" shall be the aggregate amount calculated for all Reorganized Funds pursuant to clause (x) of the Initial Purchase Payment formula. The "Applicable Percentage" shall be 100% if the Continuing Net Asset Percentage (as hereinafter defined) is 75% or more, 0% if the Continuing Net Asset Percentage is 50% or less and the percentage determined in accordance with the following formula if the Continuing Net Asset Percentage is between 75% and 50%: 100% - (4) (75% - Continuing Net Asset Percentage). The "Continuing Net Asset Percentage" shall equal the percentage obtained by dividing the Anniversary Net Assets (as hereinafter defined) by the Closing Net Assets. The "Anniversary Net Assets" shall mean the most recently determined aggregate net asset values of all Reorganized Funds as of 8:00 p.m. on the first anniversary of the Closing of each account of the Reorganized Funds which are eligible to be included in Anniversary Net Assets in accordance with the principles set forth in the Acquisition Agreement.

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT,   made  the           day  of   October,  1995,  by  and  between
OPPENHEIMER/QUEST FOR VALUE FAMILY OF FUNDS, a Massachusetts business trust (hereinafter referred to as the "Company"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter referred to as "OMC").

    WHEREAS, the Company is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is an investment adviser registered as such with the Commission under the Investment Advisors Act of 1940;

    WHEREAS, each of Growth and Income Fund, Small Capitalization Fund, Opportunity Fund and Officers Fund is a separately capitalized Series (the "Series") of the Shares of beneficial interest to be issued by the Company ("Shares") pursuant to the Company's registration statement;

    WHEREAS, the Company desires that OMC shall act as its investment adviser with respect to each Series pursuant to this Agreement;

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

    1.  GENERAL PROVISIONS:

    The Company hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Company in connection with and for the benefit of each Series, including any Series hereafter created and to perform for the Company such other duties and functions in connection with each Series for the period and on such terms as set forth in this Agreement. OMC shall, in all matters, give to the Company and its Board of Trustees (the "Trustees") the benefit of its best judgement, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Trustees; (v) the fundamental policies and investment restrictions of each Series as reflected in the registration statement of the Company under the Investment Company Act or as such policies may, from time to time, be amended and (vi) the Prospectus and Statement of Additional Information of each Series in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of portfolio securities of the Company which are either not registered for public sale or not traded on any securities market.

    2.  INVESTMENT MANAGEMENT:


    (a) OMC shall, subject to the direction and control by the Trustees, (i) regularly provide investment advice and recommendations to the Company with respect to the investments, investment policies and the purchase and sale of securities for each Series; (ii) supervise continuously the investment program of each Series of the Company and the composition of its portfolio and determine what securities shall be purchased or sold by; and (iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments for each Series of the Company and the sale of securities and other investments held in the portfolio of each Series.

    (b) Provided that the Company shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of the Agreement and subject to the provisions of paragraph 7 hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisors to obtain specialized services.

    (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d) Nothing in this Agreement shall prevent OMC or any entity controlling, controlled by or under common control with OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OMC or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement.

    3.  OTHER DUTIES OF OMC:

    OMC shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Company, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of each Series of the Company for its shareholders; composition of proxy materials for meetings of the Company's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of Shares of each Series and the Company. OMC shall, at its own cost and expense, also provide the Company with adequate office space, facilities and equipment. OMC shall, at its own expenses, provide such officers for the Company as the Board of Trustees may request.

    4.  ALLOCATION OF EXPENSES:

    All other costs and expenses of the Fund not expressly assumed by OMC under this Agreement, or to be paid by the Distributor of the Shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest, taxes and governmental fees; (ii) brokerage commissions and other expenses incurred in acquiring or disposing of the portfolio securities and other investments of each Series; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Trustees other than those affiliated with OMC; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its Shares; (viii) expenses incident to the issuance of its Shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of Shares of the Company and Series for public sale;
(x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Company and each Series; (xi) except as noted above, all other expenses incidental to holding meetings of the Company's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Company or any Series thereof and any legal obligation which the Company, or any Series of the Company may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by, or under common control with, OMC who also serve as officers, Trustees or employees of the Company shall not receive any compensation from the Company or any Series thereof for their services.

    5.  COMPENSATION OF OMC:

    The Company agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the total net asset value of each Series of the Company as of the close of each business day and payable monthly at the annual rate for each Series set forth on Schedule A hereto.

    6.  USE OF NAME "OPPENHEIMER" OR "QUEST FOR VALUE":

    OMC hereby grants to the Company a royalty-free, non-exclusive license to use the name "Oppenheimer" or "Quest For Value" in the name of the Company for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OMC's rights to the name "Oppenheimer" or "Quest For Value" under applicable law, such license shall allow OMC to inspect and, subject to control by the Company's Board, control the nature and quality of services offered by the Company under such name and may, upon termination of this Agreement, be terminated by OMC, in which event the Company shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" or "Quest For Value" in the name of the Company or otherwise. The name "Oppenheimer" and "Quest For Value" may be used or licensed by OMC in connection with any of its activities, or licensed by OMC to any other party.

    7.  PORTFOLIO TRANSACTIONS AND BROKERAGE:

    (a) OMC (and any Sub Advisor) is authorized, in arranging the purchase and sale of the portfolio securities of each Series of the Company to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the portfolio transactions of each Series of the Company as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OMC of its investment management functions.

    (b) OMC (and any Sub Advisor) shall select broker-dealers to effect the portfolio transactions of each Series of the Company on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC (or any Sub Advisor) on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the portfolio transactions of each Series of the Company by participating therein for its own account; the importance to the Company of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of each Series of the Company.


    (c) OMC (and any Sub Advisor) shall have discretion, in the interest of the Company and each Series, to allocate brokerage on the portfolio transactions of each Series of the Company to broker-dealers, other than affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC or its affiliates (or any Sub Advisor) exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Company or a Series to pay such broker-dealers a commission for effecting a portfolio transaction for the Company or a Series that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC (or any Sub Advisor) determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of OMC or its affiliates (or any Sub Advisor) with respect to accounts as to which they exercise investment discretion. In reaching such determination, OMC (or any Sub Advisor) will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC (and any Sub Advisor) shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Company and each Series over a representative period selected by the Company's Trustees were reasonable in relation to the benefits to the Company and each Series.


    (d) OMC (or any Sub Advisor) shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Company and each Series for effecting its portfolio transactions to the extent consistent with the interests and policies of the Company and each Series as established by the determinations of the Board of Trustees of the Company and the provisions of this paragraph 7.


    (e) The Company recognizes that an affiliated broker-dealer: (i) may act as one of the Company's regular brokers for the Company or a Series thereof so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Company or a Series; and (iii) may effect portfolio transactions for the Company or a Series thereof only if the commissions, fees or other renumeration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.


    (f) Subject to the foregoing provisions of this paragraph 7, OMC (and any Sub Advisor) may also consider sales of Shares of the Company, each Series thereof and the other funds advised by OMC and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

    8.  DURATION:

    This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect from year to year, so long as such continuance shall be approved at least annually by the Company's Board of Trustees, including the vote of the majority of the Trustees of the Company who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Company, or each Series thereof, and by such a vote of the Company's Board of Trustees.

    9.  DISCLAIMER OF SHAREHOLDER OR TRUSTEE LIABILITY:

    OMC understands and agrees that the obligations of the Company under this Agreement are not binding upon any shareholder or Trustee of the Company personally, but bind only the Company and the Company's property; OMC represents that it has notice of the provisions of the Declaration of Trust of the Company disclaiming shareholder or Trustee liability for acts or obligations of the Company.

    10.  TERMINATION.

    This Agreement may be terminated (i) by OMC at any time without penalty upon sixty days' written notice to the Company (which notice may be waived by the Company); or (ii) by the Company at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Company shall be directed or approved by the vote of a majority of all of the Trustees of the Company then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Company (as defined in the Investment Company Act).

    11.  ASSIGNMENT OR AMENDMENT:

    This Agreement may not be amended or the rights of OMC hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Company. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

    12.  DEFINITIONS:

    The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

                                                 OPPENHEIMER/QUEST FOR VALUE
                                                 FAMILY OF FUNDS

Attest: ---------------------------------------  By: ------------------------------------------

                                                 Title: ----------------------------------------

                                                 OPPENHEIMER MANAGEMENT
                                                 CORPORATION

Attest: ---------------------------------------  By: ------------------------------------------
       Katherine P. Feld                         Andrew J. Donohue
       SECRETARY                                 EXECUTIVE VICE PRESIDENT

                                   SCHEDULE A
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                  OPPENHEIMER/QUEST FOR VALUE FAMILY OF FUNDS
                                      AND
                       OPPENHEIMER MANAGEMENT CORPORATION

                                        ANNUAL FEE AS A PERCENTAGE OF DAILY TOTAL
NAME OF SERIES                                          NET ASSETS
-----------------------------------  ------------------------------------------------
Growth and Income Fund.............  0.85% of all net assets
Officers Fund......................  1.00% of all net assets
Small Capitalization Fund..........  1.00% of first $400 million of net assets 0.90%
                                     of next $400 million of net assets 0.85% of net
                                     assets over $800 million
Opportunity Fund...................  1.00% of first $400 million of net assets 0.90%
                                     of next $400 million of net assets 0.85% of net
                                     assets over $800 million

                                                                       EXHIBIT C

                                    FORM OF
                             SUBADVISORY AGREEMENT

    THIS  AGREEMENT is made by and between Oppenheimer Management Corporation, a
Colorado corporation (the "Adviser"), and          Advisors, a Delaware  general
partnership (the "Subadviser"), as of the date set forth below.

                                    RECITAL

    WHEREAS, Oppenheimer/Quest For Value Family of Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

    WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

    WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

    WHEREAS, the Company's Declaration of Trust authorizes the Board of Trustees of the Company to classify or reclassify authorized but unissued shares of the Company into series of shares representing interests in various investment portfolios;

    WHEREAS, pursuant to such authority, the Company has established the Opportunity Fund (the "Fund");

    WHEREAS, the Adviser has entered into an Investment Advisory Agreement as of the date hereof with the Company (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Fund; and

    WHEREAS, pursuant to Paragraph of the Investment Advisory Agreement, the Adviser wishes to retain the Subadviser for purposes of rendering investment advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER.

    The Adviser hereby appoints the Subadviser to render, to the Adviser with respect to the Fund, investment research and advisory services as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Company's Board of Trustees (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall not have, unless otherwise expressly provided or authorized, any authority to act for or represent the Company or the Fund in any way or otherwise to serve as or be deemed an agent of the Company or the Fund.

------------------------
*AGREEMENT IS IDENTICAL FOR GROWTH AND INCOME FUND AND SMALL CAPITALIZATION FUND
 EXCEPT FOR THE NAME OF THE FUND.

II.  DUTIES OF THE SUBADVISER AND THE ADVISER.

    A.  DUTIES OF THE SUBADVISER.

    The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund, and in furtherance thereof, the Subadviser's duties shall include:

        1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

        2. Determining which securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

        3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

        4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

    B.  DUTIES OF THE ADVISER.

    The Adviser shall retain responsibility for, among other things, providing the following advice and services with respect to the Fund:

        1. Without limiting the obligation of the Subadviser to so comply, the Adviser shall monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with this Agreement and the Fund's Registration Statement, as currently in effect from time to time; and

        2. The Adviser shall oversee matters relating to Fund promotion, including, but not limited to, marketing materials and the Subadviser's reports to the Board.

III.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

    A.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBADVISER.

    1. ORGANIZATION. The Subadviser is now, and will continue to be, a general partnership duly formed and validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

    2. REGISTRATION. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on the Subadviser. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

    3.    BEST EFFORTS.   The  Subadviser at  all times  shall provide  its best
judgment and effort to the Adviser and the Fund in carrying out its obligations hereunder.

    4.  OTHER COVENANTS.  The Subadviser further agrees that:

        a. it will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;

        b. it will not make loans to any person to purchase or carry units of beneficial interest in the Fund or make loans to the Fund;

        c. it will report regularly to the Fund and to the Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser on a regular basis the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace;

        d. as required by applicable laws and regulations, it will maintain books and records with respect to the Fund's securities transactions and it will furnish to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request;

        e. it will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund or when so requested by the Fund or required by law or regulation;

        f. it will, on a continuing basis and at its own expense, (1) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Adviser may reasonably request from time to time, and (2) use its best efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Fund's portfolio (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each Portfolio Manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activities;

        g. it will use its reasonable best efforts (i) to retain the services of the Portfolio Manager who manages the portfolio of the Fund, from time to time and (ii) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser if the services of the Portfolio Manager are no longer available to the Subadviser;

        h. it will, from time to time, assure that each Portfolio Manager is acceptable to the Adviser;

        i. it will obtain the written approval of the Adviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser (e.g., voluntary resignation, death or disability), the Subadviser may designate an interim Portfolio Manager who (a) shall be reasonably acceptable to the Adviser and (b) shall function for a reasonable period of time until the Subadviser designates an acceptable permanent replacement; and

        j. it will promptly notify the Adviser of any impending change in Portfolio Manager, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Fund or dealers.

    B.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADVISER.


    1. ORGANIZATION. The Adviser is now, and will continue to be, duly organized and in good standing under the laws of its state of incorporation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.


    2. REGISTRATION. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

    3. BEST EFFORTS. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder. For a period of five years from the date hereof, and subject to the Adviser's fiduciary obligations to the Fund and its shareholders, the Adviser will not recommend to the Board that the Fund be reorganized into another Fund unless the total net assets of the Fund are less than $100 million at the time of such reorganization.

IV.  COMPLIANCE WITH APPLICABLE REQUIREMENTS.

    In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

        A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

        B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

        C. the provisions of the Company's Declaration of Trust or other governing document, as amended from time to time;

        D. the provisions of the By-laws of the Company, as amended from time to time;

        E.  any other applicable provisions of state or federal law; and

        F.    guidelines,  investment  restrictions,  policies,  procedures   or
    instructions adopted or issued by the Company, the Fund or the Adviser from time to time.

    The Adviser shall promptly notify the Subadviser of any changes or amendments to the provisions of B., C., D. and F. above when such changes or amendments relate to the obligations of the Subadviser.

V.  CONTROL BY THE BOARD.

    Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Adviser and the Board.

VI.  BOOKS AND RECORDS.

    The Subadviser agrees that all records which it maintains for the Fund on behalf of the Adviser are the property of the Fund and further agrees to surrender promptly to the Fund or to the Adviser any of such records upon request. The Subadviser further agrees to preserve for the periods prescribed by applicable laws, rules and regulations all records required to be maintained by the Subadviser on behalf of the Adviser under such applicable laws, rules and regulations, or such longer period as the Adviser may reasonably request from time to time.

VII.  BROKER-DEALER RELATIONSHIPS.

    A.  PORTFOLIO TRADES.

    The Subadviser, at its own expense, and to the extent appropriate, in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include, to the extent permitted by the Adviser and the Fund, brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

    B.  SELECTION OF BROKER-DEALERS.

    With respect to the execution of particular transactions, the Subadviser may, to the extent permitted by the Adviser and the Fund, select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser, Subadviser and the Board shall periodically review the commissions paid by the Fund to determine, among other things, if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

    C.  SOFT DOLLAR ARRANGEMENTS.

    The Subadviser may enter into "soft dollar" arrangements through the agency of third parties on behalf of the Adviser. Soft dollar arrangements for services may be entered into in order to facilitate an improvement in performance in respect of the Subadviser's service to the Adviser with respect to the Fund. The Subadviser makes no direct payments but instead undertakes to place business with broker-dealers who in turn pay third parties who provide these services. Soft dollar transactions will be conducted on an arm's-length basis, and the Subadviser will secure best execution for the Adviser. Any arrangements involving soft dollars and/or brokerage services shall be effected in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the policies that the Adviser and the Board may adopt from time to time. The Subadviser agrees to provide reports to the Adviser as necessary for purposes of providing information on these arrangements to the Board.

VIII.  COMPENSATION.

    A.  AMOUNT OF COMPENSATION.

    The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, equal to 40% of the investment advisory fee collected by the Adviser from the Fund, based on the total net assets of the Fund existing as of the date hereof (the "base amount"), plus 30% of the advisory fee collected by the Adviser, based on the total net assets of the Fund that exceed the base amount (the "marginal amount"), in each case calculated after any waivers, voluntary or otherwise.

    B.  CALCULATION OF COMPENSATION.

    Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued on the same basis as the advisory fee paid to the Adviser by the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

    C.  PAYMENT OF COMPENSATION.

    Subject to the provisions of this paragraph, payment of the Subadviser's compensation for the preceding month shall be made within 15 days after the end of the preceding month.

    D.  REORGANIZATION OF THE FUND.

    If the Fund is reorganized with another investment company for which the Subadviser does not serve as an investment adviser or subadviser, and the Fund is the surviving entity, the subadvisory fee payable under this section shall be adjusted in an appropriate manner as the parties may agree.

IX.  ALLOCATION OF EXPENSES.

    The Subadviser shall pay the expenses incurred in providing services in connection with this Agreement, including, but not limited to, the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs and other expenses. In the event of an "assignment" of this Agreement, other than an assignment resulting solely by action of the Adviser or an affiliate thereof, the Subadviser shall be responsible for payment of all costs and expenses incurred by the Adviser and the Fund relating thereto, including, but not limited to, reasonable legal, accounting, printing and mailing costs related to obtaining approval of Fund shareholders.

X.  NON-EXCLUSIVITY.

    The services of the Subadviser with respect to the Company and the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the
provisions  of a certain Agreement  Not to Compete dated  as of           , 1995
among the Adviser, Oppenheimer Capital, the Subadviser and Quest For Value Distributors (the "Agreement Not to Compete"). It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Fund; that officers or directors of the Adviser or of the Company may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies (subject to the provisions of the Agreement Not to Compete) provided it is permitted by applicable law and does not adversely affect the Company or the Fund.

XI.  TERM.

    This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XII.A and XII.B hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XII.  RENEWAL.

    Following the expiration of its initial two-year term, the Agreement shall continue in full force and effect from year to year for a period of eight years, provided that such continuance is specifically approved:

        A. at least annually (1) by the Board or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and (2) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Trustee of the Fund), by votes cast in person at a meeting specifically called for such purpose; or

        B. by such method required by applicable law, rule or regulation then in effect.

XIII.  TERMINATION.

    A.  TERMINATION BY THE COMPANY.

    This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, on sixty (60) days' written notice. The notice provided for herein may be waived by the party required to be notified.

    B.  ASSIGNMENT.

    This Agreement shall automatically terminate in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act. In the event of an assignment that occurs solely due to the change in control of the Subadviser (provided that no condition exists that permits, or, upon the consummation of the assignment, will permit, the termination of this Agreement by the Adviser pursuant to Section XIII.D. hereof), the Adviser and the Subadviser, at the sole expense of the Subadviser, shall use their reasonable best efforts to obtain shareholder approval of a successor Subadvisory Agreement on substantially the same terms as contained in this Agreement.

    C.  PAYMENT OF FEES AFTER TERMINATION.

    Notwithstanding the termination of this Agreement prior to the tenth anniversary of the date hereof, the Adviser shall continue to pay to the Subadviser the subadvisory fee for the term of this Agreement and any renewals thereof through such tenth anniversary, if: (1) the Adviser or the Company terminates this Agreement for a reason other than the reasons set forth in
Section XIII.D. hereof, provided the Investment Advisory Agreement remains in effect; (2) the Fund reorganizes with another investment company advised by the Adviser (or an affiliate of the Adviser) and for which the Subadviser does not serve as an investment adviser or subadviser and such other investment company is the surviving entity; or (3) the Investment Advisory Agreement terminates (i) by reason of an "assignment;" (ii) because the Adviser is disqualified from serving as an investment adviser; or (iii) by reason of a voluntary termination by the Adviser; provided that the Subadviser does not serve as the investment adviser or subadviser of the Fund after such termination of the Investment Advisory Agreement. The amount of the subadvisory fee paid pursuant to this section shall be calculated on the basis of the Fund's net assets measured at the time of such termination or such reorganization. Notwithstanding anything to the contrary, if the Subadviser terminates this Agreement or if this Agreement is terminated by operation of law, due solely to an act or omission by the Subadviser, Oppenheimer Capital ("OpCap") or their respective partners, subsidiaries, directors, officers, employees or agents (other than by reason of an "assignment" of this Agreement), then the Adviser shall not be liable for any further payments under this Agreement, provided, however, that if at any time prior to the end of the term of the Agreement Not to Compete any event that would have permitted the termination of this Agreement by the Adviser pursuant to Section XIII.D.(3) hereof occurs, the Adviser shall be under no further obligation to pay any subadvisory fees.

    D.  TERMINATION BY THE ADVISER.

    The Adviser may terminate this Agreement without penalty and without the payment of any fee or penalty, immediately after giving written notice, upon the occurrence of any of the following events:

        1. The Fund's investment performance of the Fund's Class A shares compared to the appropriate universe of Class A shares (or their equivalent), as set forth on Schedule D-1, as amended from time to time, ranks in the bottom quartile for two consecutive calendar years (beginning with the calendar year 1995) and earns a Morningstar three-year rating of less than three (3) stars at the time of such termination; or

        2. Any of the Subadviser, OpCap, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that would cause the Subadviser or OpCap to be disqualified in any manner under Section 9(a) of the 1940 Act, if the SEC were not to grant an exemptive order under Section 9(c) thereof or that would constitute grounds for the SEC to deny, revoke or suspend the registration of the Subadviser as an investment adviser with the SEC;

        3. Any of OpCap, the Subadviser, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents causes a material violation of the Agreement Not to Compete which is not cured in accordance with the provisions of that agreement; or

        4. The Subadviser breaches the representations contained in Paragraph III.A.4.i. of this Agreement or any other material provision of this Agreement, and any such breach is not cured within a reasonable period of time after notice thereof from the Adviser to the Subadviser. However, consistent with its fiduciary obligations, for a period of seven months the Adviser will not terminate this Agreement solely because the Subadviser has failed to designate an acceptable permanent replacement to a Portfolio Manager whose services are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser, provided that the Subadviser uses its reasonable best efforts to promptly obtain the services of a Portfolio Manager acceptable to the Adviser and further provided that the Adviser has not unreasonably withheld approval of such replacement Portfolio Manager.

    E.  TRANSACTIONS IN PROGRESS UPON TERMINATION.

    The Adviser and Subadviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Adviser in accordance with the terms of such transactions, and to this end the Subadviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

XIV.  NON-SOLICITATION.

    During the term of this Agreement, the Adviser (and its affiliates under its control) shall not solicit or knowingly assist in the solicitation of any Portfolio Manager of the Fund or any portfolio assistant of the Fund then employed by the Subadviser or OpCap, provided, however, that the Adviser (or its affiliates) may solicit or hire any such individual who (A) the Subadviser or OpCap (or its affiliates) has terminated or (B) has voluntarily terminated his or her employment with the Subadviser, OpCap (or its affiliates) without inducement of the Adviser (or its affiliates under its control) prior to the time of such solicitation. Advertising in general circulation newspapers or industry newsletters by the Adviser shall not constitute "inducement" by the Adviser (or its affiliates under its control).

XV.  LIABILITY OF THE SUBADVISER.

    In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security; PROVIDED, HOWEVER, that the foregoing shall not be construed to relieve the Subadviser of any liability it may have arising under the Agreement Not to Compete or the Acquisition Agreement dated August 15, 1995, among the Subadviser, the Adviser and certain affiliates of the Subadviser.

XVI.  NOTICES.

    Any notice or other communication required or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto, as follows or to such other location as any party notifies any other party:

    A.  if to the Adviser, to:
       Oppenheimer Management Corporation
       Two World Trade Center
       New York, New York 10048-0203
       Attention: Andrew J. Donohue
                   Executive Vice President and General Counsel
       Telecopier: 212-321-1159

    B.  if to the Subadviser, to:
       Quest For Value Advisors
       c/o Oppenheimer Capital
       225 Liberty Street
       New York, New York 10281
       Attention: Thomas E. Duggan
                   Secretary and General Counsel
       Telecopier: 212-349-4759

XVII.  QUESTIONS OF INTERPRETATION.

    This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVIII.  FORM ADV -- DELIVERY.

    The Adviser hereby acknowledges that it has received from the Subadviser a copy of the Subadviser's Form ADV, Part II as currently filed, at least 48 hours prior to entering into this Agreement and that it has read and understood the disclosures set forth in the Subadviser's Form ADV, Part II.

XIX.  MISCELLANEOUS.

    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

XX.  COUNTERPARTS.

    This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

    IN  WITNESS WHEREOF,  the parties  hereto have  caused this  Agreement to be
executed in duplicate by their respective officers  as of the   day of  October,
1995.

                                     OPPENHEIMER MANAGEMENT CORPORATION

                                     By:
                                          --------------------------------------
                                          Name: Andrew J. Donohue
                                          Title: EXECUTIVE VICE PRESIDENT

                                     ADVISORS

                                     By:  OPPENHEIMER FINANCIAL CORP.,
                                          a general partner

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D

                        INFORMATION ON COMPARABLE FUNDS
                             MANAGED BY OPPENHEIMER
                             MANAGEMENT CORPORATION


                                                     APPROXIMATE
                                    NAME OF         NET ASSETS AS
                                  COMPARABLE         OF 6/30/95         ADVISORY FEE RATE AS A % OF
    NAME OF QUEST FUND         OPPENHEIMER FUND     (IN MILLIONS)        AVERAGE ANNUAL NET ASSETS
---------------------------  ---------------------  ------------- ----------------------------------------
Small Capitalization Fund    Oppenheimer Discovery         734.7  .75%   of  the  first  $200  million  of
                              Fund                                 aggregate net assets; .72% of the  next
                                                                   $200  million;  .69% of  the  next $200
                                                                   million; .66% of the next $200 million;
                                                                   and .60%  of  aggregate net  assets  in
                                                                   excess of $800 million.
                             Oppenheimer Global            137.3  1.00%   of  the  first  $50  million  of
                              Emerging Growth Fund                 average annual net assets; .75% of  the
                                                                   next  $150  million; .72%  of  the next
                                                                   $200 million;  .69%  of the  next  $200
                                                                   million;  .66% of the next $200 million
                                                                   and .60%  of net  assets in  excess  of
                                                                   $800 million.
                             Oppenheimer Variable          237.9  .75%   of  the  first  $200  million  of
                              Account Funds/                       average annual net assets; .72% of  the
                              Oppenheimer Capital                  next  $200  million; .69%  of  the next
                              Appreciation Fund                    $200 million;  .66%  of the  next  $200
                                                                   million; and .60% of average annual net
                                                                   assets in excess of $800 million.
Growth and Income Fund       Oppenheimer Main            3,010.6  .65%  of the  first $200  million of net
                              Street Funds, Inc./                  assets; .60% of the next $150  million;
                              Oppenheimer Income &                 .55%  of the next $150 million and .45%
                              Growth Fund                          of  net  assets   in  excess  of   $500
                                                                   million.
                             Oppenheimer Total           1,908    .75%  of the  first $100  million of net
                              Return Fund, Inc.                    assets; .70% of the next $100  million;
                                                                   .65%  of the next $100 million; .60% of
                                                                   the next $100 million; .55% of the next
                                                                   $100 million; and .50% of net assets in
                                                                   excess of $500 million.
                             Oppenheimer Equity          2,052.7  .75% of the  first $100  million of  net
                              Income Fund                          assets;  .70% of the next $100 million;
                                                                   .65% of the next $100 million; .60%  of
                                                                   the next $100 million; .55% of the next
                                                                   $100 million; and .50% of net assets in
                                                                   excess of $500 million.
                             Oppenheimer Asset             269.9  .75%   of  the  first  $200  million  of
                              Allocation Fund                      aggregate net assets; .72% of the  next
                                                                   $200  million;  .69% of  the  next $200
                                                                   million; .66% of the next $200 million;
                                                                   and .60% of  aggregate net assets  over
                                                                   $800 million.
                             Oppenheimer Variable          342.5  .75%   of  the  first  $200  million  of
                              Account Funds/                       average annual net assets; .72% of  the
                              Oppenheimer Multiple                 next  $200  million; .69%  of  the next
                              Strategies Fund                      $200 million;  .66%  of the  next  $200
                                                                   million; and .60% of average annual net
                                                                   assets in excess of $800 million.

                                                     APPROXIMATE
                                    NAME OF         NET ASSETS AS
                                  COMPARABLE         OF 6/30/95         ADVISORY FEE RATE AS A % OF
    NAME OF QUEST FUND         OPPENHEIMER FUND     (IN MILLIONS)        AVERAGE ANNUAL NET ASSETS
---------------------------  ---------------------  ------------- ----------------------------------------
Growth and Income Fund
 (continued)                 Oppenheimer Variable            0    .75%   of  the  first  $200  million  of
                              Account Funds/                       average annual net assets; .72% of  the
                              Oppenheimer Growth &                 next  $200  million; .69%  of  the next
                              Income Fund                          $200 million;  .66%  of the  next  $200
                                                                   million; and .60% of average annual net
                                                                   assets in excess of $800 million.
Opportunity Fund             Oppenheimer Global        $   137.3  1%  of the first  $50 million of average
                              Emerging Growth Fund                 annual net  assets;  .75% of  the  next
                                                                   $150  million;  .72% of  the  next $200
                                                                   million; .69% of the next $200 million;
                                                                   .66% of the next $200 million and  .60%
                                                                   of   net  assets  in   excess  of  $800
                                                                   million.
                             Oppenheimer Discovery         734.7  .75%  of  the  first  $200  million   of
                              Fund                                 aggregate  net assets; .72% of the next
                                                                   $200 million;  .69%  of the  next  $200
                                                                   million; .66% of the next $200 million;
                                                                   and  .60% of aggregate  net assets over
                                                                   $800 million.
                             Oppenheimer Fund              272.5  .75%  of  the  first  $200  million   of
                                                                   aggregate  net assets; .72% of the next
                                                                   $200 million;  .69%  of the  next  $200
                                                                   million; .66% of the next $200 million;
                                                                   and  .60% of aggregate  net assets over
                                                                   $800 million.
                             Oppenheimer Target            684.0  .75%  of  the  first  $200  million   of
                              Fund                                 aggregate net assets; .72% of next $200
                                                                   million;  .69%  of  next  $200 million;
                                                                   .66% of next $200 million; and .60%  of
                                                                   aggregate net assets over $800 million.
                             Oppenheimer Growth            905.8  .75%  of first $200 million of aggregate
                              Fund                                 net  assets;  .72%  of  the  next  $200
                                                                   million; .69% of the next $200 million;
                                                                   .66% of the next $200 million; and .60%
                                                                   of   aggregate  net  assets  over  $800
                                                                   million.
                             Oppenheimer Value             134.6  .75%  of  the  first  $100  million   of
                              Stock Fund                           average  annual net assets; .72% of the
                                                                   next $200  million;  .69% of  the  next
                                                                   $200   million;  and  .66%  of  average
                                                                   annual net  assets  in excess  of  $500
                                                                   million.
                             Oppenheimer Variable          237.9  .75%   of  the  first  $200  million  of
                              Account Funds/                       average annual net assets; .72% of  the
                              Oppenheimer Capital                  next  $200  million; .69%  of  the next
                              Appreciation Fund                    $200 million;  .66%  of the  next  $200
                                                                   million; and .60% of average annual net
                                                                   assets in excess of $800 million.
                             Oppenheimer Variable           89.8  .75%   of  the  first  $200  million  of
                              Account Funds/                       average annual net assets; .72% of  the
                              Oppenheimer Growth                   next  $200  million; .69%  of  the next
                              Fund                                 $200 million;  .66%  of the  next  $200
                                                                   million; and .60% of average annual net
                                                                   assets in excess of $800 million.

                                                                       EXHIBIT E

                              AMENDED AND RESTATED
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                    BETWEEN
                      OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                      AND
                  OPPENHEIMER/QUEST FOR VALUE FAMILY OF FUNDS
                             FOR CLASS A SHARES OF
                               OPPORTUNITY FUND*

    AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the day of 95, by and between OPPENHEIMER/QUEST FOR VALUE FAMILY OF FUNDS (the "Trust") for the account of its OPPORTUNITY FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

    1. THE PLAN. This Plan is the Fund's written distribution plan for Class A shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III,
Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

    2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

    (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

------------------------

*THE AGREEMENT  IS  IDENTICAL FOR  THE  GROWTH AND  INCOME  FUND AND  THE  SMALL
 CAPITALIZATION FUND EXCEPT FOR THE NAME OF THE FUND AND THE ASSET-BASED SALES CHARGE WHICH IS .15% ON AN ANNUAL BASIS FOR THE GROWTH AND INCOME FUND.

    (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

    3.    PAYMENTS  FOR  DISTRIBUTION  ASSISTANCE  AND  ADMINISTRATIVE   SUPPORT
SERVICES.


    (a)  The Fund  will make payments  to the Distributor  (i) within forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate 0.020833% (0.25%* on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.


    The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

    The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

    It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

    (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the

------------------------

*0.01250% (0.15% ON AN ANNUAL BASIS) WITH RESPECT TO THE GROWTH AND INCOME FUND.

average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

    Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.


    The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor may make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25%* on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.


    A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

    (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the
Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity

------------------------

*0.0375% (0.15% ON AN ANNUAL BASIS) WITH RESPECT TO THE GROWTH AND INCOME FUND.

that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
(a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

    (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

    (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

    4. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

    5. REPORTS. While this Plan is in effect, the Treasurer of the Trust shall provide at least quarterly a written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.


    6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and

(iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

    7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on June 22, 1995 for the purpose of voting on this Plan, and shall take effect after approval by Class A shareholders of the Fund, at which time it shall replace the Fund's Plan and Agreement of Distribution for the Shares made as of April 28, 1988 as amended as of December 30, 1988, August 14, 1990, October 18, 1990, August 23, 1991 and September 1, 1993. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class A Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

    8. DISCLAIMER OF SHAREHOLDER AND TRUSTEE LIABILITY. The Distributor understands that the obligations of the Trust and the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Trust and the Fund.

                                          OPPENHEIMER/QUEST FOR VALUE
                                          FAMILY OF FUNDS
                                          On Behalf of OPPORTUNITY FUND
                                          By: __________________________________

                                          OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                          By: __________________________________
                                              Andrew J. Donohue

                                              EXECUTIVE VICE PRESIDENT

                                                                       EXHIBIT F

                              AMENDED AND RESTATED
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                    BETWEEN
                      OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                      AND
                  OPPENHEIMER/QUEST FOR VALUE FAMILY OF FUNDS
                             FOR CLASS B SHARES OF
                               OPPORTUNITY FUND*

    AMENDED  AND  RESTATED  DISTRIBUTION  AND SERVICE  PLAN  AND  AGREEMENT (the
"Plan") dated the    day of            , 1995, by and between  OPPENHEIMER/QUEST
FOR VALUE FAMILY OF FUNDS (the "Trust") for the account of its OPPORTUNITY FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

    1. THE PLAN. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

    2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

    (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

------------------------
*THE  AGREEMENT  IS IDENTICAL  FOR  THE GROWTH  AND  INCOME FUND  AND  THE SMALL
 CAPITALIZATION FUND EXCEPT FOR THE NAME OF THE FUND.

    (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

    3.  PAYMENTS FOR DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SUPPORT
SERVICES.

    (a) The Fund will  make payments to the  Distributor, (i) within  forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such
Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

    The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

    The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

    It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

    (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

    Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

    The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

    A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty
(30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

    (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement;
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs on the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

    (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

    (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

    4. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

    5. REPORTS. While this Plan is in effect, the Treasurer of the Trust shall provide written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

    6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

    7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on June 22, 1995, for the purpose of voting on this Plan, and shall take effect after approval by Class B shareholders of the Fund, at which time it shall replace the Fund's Amended and Restated Distribution Plan adopted as of December 23, 1994 and the Amended and Restated Distribution Agreement for the Shares dated December 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.


    8. DISCLAIMER OF SHAREHOLDER LIABILITY. The Distributor understands that the obligations of the Trust and the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of the Trust and the Fund.

                                          OPPENHEIMER/QUEST FOR
                                          VALUE FAMILY OF FUNDS
                                          ON BEHALF OF OPPORTUNITY FUND
                                          By: __________________________________

                                          OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                          By: __________________________________
                                              Andrew J. Donohue
                                            EXECUTIVE VICE PRESIDENT

                                                                       EXHIBIT G

                              AMENDED AND RESTATED
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                    BETWEEN
                      OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                      AND
                  OPPENHEIMER/QUEST FOR VALUE FAMILY OF FUNDS
                             FOR CLASS C SHARES OF
                               OPPORTUNITY FUND*

    AMENDED  AND  RESTATED  DISTRIBUTION  AND SERVICE  PLAN  AND  AGREEMENT (the
"Plan") dated the   day of          , 1995, by and between OPPENHEIMER/QUEST FOR
VALUE FAMILY OF FUNDS (the "Trust") for the account of its OPPORTUNITY FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

    1. THE PLAN. This Plan is the Fund's written distribution plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III,
Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

    2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

    (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

------------------------
*THE AGREEMENT  IS  IDENTICAL FOR  THE  GROWTH AND  INCOME  FUND AND  THE  SMALL
 CAPITALIZATION FUND EXCEPT FOR THE NAME OF THE FUND.

    (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

    3.  PAYMENTS FOR DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SUPPORT
SERVICES.

    (a) The Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the aggregate amount (i) of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

    The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

    The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

    It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

    (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

    Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

    The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor shall make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

    A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

    (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the
Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement;
(ii) paying compensation to and expenses
of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
(a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

    (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

    (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

    4. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.


    5. REPORTS. While this Plan is in effect, the Treasurer of the Trust shall provide at least quarterly written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.


    6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and

(iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

    7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on June 22, 1995 for the purpose of voting on this Plan, and shall take effect after approval by Class C shareholders of the Fund, at which time it shall replace the Fund's Plan and Agreement of Distribution for the Shares made as of September 1, 1993, as amended February 1, 1995. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

    8. DISCLAIMER OF SHAREHOLDER AND TRUSTEE LIABILITY. The Distributor understands that the obligations of the Trust and the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Trust and the Fund.

                                          OPPENHEIMER/QUEST FOR
                                           VALUE FAMILY OF FUNDS
                                          On Behalf of OPPORTUNITY FUND
                                          By: __________________________________

                                          OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                                          By: __________________________________
                                              Andrew J. Donohue
                                              EXECUTIVE VICE PRESIDENT

                    QUEST FOR VALUE OPPORTUNITY FUND - CLASS A
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE OPPORTUNITY FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement.
As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

                    QUEST FOR VALUE OPPORTUNITY FUND - CLASS B
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE OPPORTUNITY FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement.
As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

                    QUEST FOR VALUE OPPORTUNITY FUND - CLASS C
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE OPPORTUNITY FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement.
As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

                 QUEST FOR VALUE GROWTH AND INCOME FUND - CLASS A
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE GROWTH AND INCOME FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

                 QUEST FOR VALUE GROWTH AND INCOME FUND - CLASS B
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE GROWTH AND INCOME FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

                 QUEST FOR VALUE GROWTH AND INCOME FUND - CLASS C
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE GROWTH AND INCOME FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

               QUEST FOR VALUE SMALL CAPITALIZATION FUND - CLASS A
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE SMALL CAPITALIZATION FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

               QUEST FOR VALUE SMALL CAPITALIZATION FUND - CLASS B
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE SMALL CAPITALIZATION FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD

               QUEST FOR VALUE SMALL CAPITALIZATION FUND - CLASS C
                 PROXY FOR SHAREHOLDERS MEETING NOVEMBER 3, 1995
                     PROXY SOLICITED ON BEHALF OF MANAGEMENT

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND
    FOR THE PROPOSALS ON THE REVERSE.  THE SHARES REPRESENTED HEREBY WILL BE
              VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

The undersigned shareholder of QUEST FOR VALUE SMALL CAPITALIZATION FUND does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Quest for Value Family of Funds to be held on November 3, 1995 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matters or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(s) APPEARS HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Proxy.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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


/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the New Investment Advisory Agreement with Oppenheimer Management Corporation

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

2.   Approval of the New Subadvisory Agreement with Quest for Value Advisors

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

3. Approval of the New Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

4.   Election of Trustees:

          FOR            WITHHOLD       FOR ALL EXCEPT
          / /              / /              / /

         P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

5. To act upon such other matters as may come before the meeting or any adjournment or adjournments thereof.

          FOR            AGAINST        ABSTAIN
          / /              / /            / /

Please be sure to sign and date this Proxy.                 Date
                                                                 ---------------

--------------------------------------------------------------------------------
Stockholder sign here                             Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                              / /

RECORD DATE SHARES:

DETACH CARD